John G. Shively Direct: 314-259-2682 jgshively@bryancave.com

CONFIDENTIAL TREATMENT REQUESTED BY
BUILD-A-BEAR WORKSHOP, INC.

September 20, 2004

Via Edgar And By Courier

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Attention:	H. Christopher Owings, Assistant Director Division of Corporate Finance

Re:	Build-A-Bear Workshop, Inc. Registration Statement on Form S-1 File Number 333-118142 (the “Registration Statement”)

Dear Mr. Owings:

     We are writing this letter on behalf of Build-A-Bear Workshop, Inc., a Delaware corporation (“BABW” or the “Company”), in response to the comment letter of the staff of the Division of Corporation Finance of the Securities and Exchange Commission dated September 10, 2004 regarding the above-captioned Registration Statement. Transmitted via EDGAR for filing herewith under the Securities Act of 1933 is Amendment No. 2 to the Registration Statement, with certain exhibits. Amendment No. 2 includes changes made to the Registration Statement in response to your comment letter.

     This letter sets forth each comment of the staff in the comment letter in italics and, following each comment, the Company’s response to such comment, including the location of any related disclosure in Amendment No. 2.

* * *

Graphics — Inside Front Cover Page

General

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

1.	Please note that when you file a pre-effective amendment containing pricing-related information, we may have additional comments. Also, please confirm that any preliminary prospectus that you circulate will disclose all non-Rule 430A information, including the price range and related information based on a bona fide estimate of the public offering price within that range.

     The Company will include all non-Rule 430A information in any preliminary prospectus that it circulates.

2.	File as promptly as practicable all exhibits, particularly the legality opinion, as we will review them prior to granting effectiveness of the registration statement. We may have further comments upon review of the exhibits.

     Substantially all exhibits that are currently available have been filed with Amendment No. 2. Any exhibits still outstanding will be filed in a later amendment.

3.	Please revise the text for the photographs to clarify what each picture represents and its relationship to your products. For example, explain that the photograph of the teddy bear in the parade is a Build-A-Bear teddy bear.

     The photographs have been revised to include text clarifying what each picture represents to the Company’s business and how the pictures relate to the Company’s products. As discussed with the staff, the Company only added captions to the pictures of the stores, the parade and the other events and not the pictures of the bear building stations in the Company’s stores or the examples of the Company’s stuffed animals.

4.	Substitute the word “customers” for “Guests” throughout the prospectus so that readers do not misunderstand what is meant.

     The word “guests” rather than “customers” has been used throughout the prospectus to communicate the fact that the Company is not a traditional retailer. The factor that sets the Company’s business apart, and upon which it believes its success is based, is the entertainment experience associated with its stores. Accordingly, the Company considers its business to be comparable to a theme park or movie theater rather than to a traditional retail store. Use of the term “guests” is intended to reinforce this distinction. In order to reinforce this entertainment philosophy among its employees, suppliers, customers and vendors, the Company uses the term “guest” rather than customer in its internal and external communications, including signage, store displays and marketing materials. Similarly, the Company refers to its employees as “Bear Buildersm associates” and “Bearitory Leaders” and its officers as executive “Bears” and makes extensive use of other Bearisms™.

     The Company believes that this entertainment philosophy is recognized by the people who come to a Build-A-Bear Workshop store. For example, based on the use of the term “guest” in correspondence the Company receives, the Company believes that its clientele see themselves as “guests” rather than mere customers. The Company believes its experience-driven customer focus is an important factor in its performance. In surveys, many of the Company’s guests offer that their experience in the Company’s stores is even more important than the actual product. As such, the

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Company builds its policies and procedures, as well as its rewards and recognition, to support this concept. While other retail concepts emphasize customer service, the Company delivers a guest experience.

     The Company also believes that use of “guests” rather than “customers” is common, both in business practice and in filings with the Commission, by entertainment and retail companies. The table below indicates companies that have used the term “guest” to describe clientele, the document in which the term was used and the company’s type of business. The Company believes the use of the term “guests” to describe its clientele is even more appropriate for its business concept, which relies on the entertainment experience, than for the retail companies listed below, which include traditional retail businesses.

Company	Business	Filings using “Guest”	Use of Term
Target Corporation	Mass Market Retail	Periodic reports; current reports; prospectus	“guest-friendly stores”; “superior guest service”; “team members, guests and community”; “guest database”; “qualified guests”; “relationship with our guests”
Toys R’ Us, Inc.	Retail	Prospectus; periodic reports	“guest service”; “guests’ demands”; “experience of our guests”; “concentrate on guest service”; “guest service”; “experience for our guest”
Linens N Things, Inc.	Retail	Prospectus; periodic reports	“guest-friendly service”; “our target customer, or guest”; “providing our guests”; “guest loyalty”; “guest service”
Red Robin Gourmet Burgers, Inc.	Restaurant	Prospectus; periodic reports	“our guests”; “broad range of guests”; “attract guests”; “guest counts”; “guest traffic”; “guest check”; “guest counts”

Cedar Fair L.P.	Amusement Park Operator	Prospectus; periodic reports	“guest per capita spending”; “overall guest experience”; “guest attendance”; “guests of all ages”
Six Flags, Inc.	Amusement Park Operator	Prospectus; periodic reports	“guest services”; “paying guests”; “enhance guest services”
Premier Entertainment Biloxi, LLC	Casino; Resort	Prospectus	“offer our guests an exciting entertainment experience”; “sufficient number of guests”; “offer our guests”

Buffets Holdings, Inc.	Restaurant	Prospectus	“our guests’ dining experience”; “attract and retain guests”

Buffalo Wild Wings, Inc.	Restaurant	Prospectus; periodic reports	“guests may choose”; “enable guests to customize their dining experience”; “attract guests”; “our guests’ ability”;

Royal Caribbean Cruises Ltd.	Cruise Ships	Prospectus; periodic reports	“guest satisfaction”; “staff-to-guest ratio” ; “guest data”; “cruise guests”; “competition for guests”; “multiple choices to its guests”;

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Company	Business	Filings using “Guest”	Use of Term
The Walt Disney Co.	Amusement Park Operator	Periodic reports	“takes guests into the worlds of cinema”; “providing guests with ocean views”; “challenging guests”; “mix of local guests”;

     For the foregoing reasons, the Company does not believe it is appropriate to replace the term “guests” in the prospectus with “customers.” However, the Company has lower-cased the term throughout the prospectus in light of plain-English considerations.

5.	Provide us with the industry publications from which you have obtained statistical data, and to which you refer on page 87. Mark the data you provide and key it to the statistics you have presented in the Business section.

     Please see the enclosed binder labeled “Industry Data.” This binder contains the pages of the Business section on which the Company refers to third-party statistical data with cross references to the publications from which the Company obtained the third-party statistical data. Pursuant to Rule 418(b) of the Securities Act of 1933, as amended, the undersigned requests, on behalf of the Company, that the staff return the “Industry Data” binder to the undersigned upon completion of its review. The “Industry Data” is not, and shall not be deemed to be, filed with the Commission.

Cover Page

6.	Delete the phrase “Joint Book-Running Managers” from the cover page. You may, however, include this phrase, with a brief explanation, to describe the syndicate’s specific function, in the Underwriting section.

     The Company has modified the cover page and the Underwriting section in response to the comment. Please see the cover page and page 88 of the prospectus.

Table of Contents

7.	Move the second paragraph beneath the Table of Contents to an appropriate location after the Risk Factors or incorporate the disclosure, to the extent material, in the summary or elsewhere in the prospectus. Also, relocate the paragraph on dealer prospectus delivery obligation to the outside back cover of the prospectus. Refer to Item 502(b) of Regulation S-K.

     The Company has modified the disclosure in response to the comment by moving the second paragraph beneath the Table of Contents. Please see page 4 of the prospectus.

     The Company would like to retain the dealer prospectus delivery legend in its current position because due to the requirements of the electronic delivery format, Credit Suisse First Boston LLC has moved all the information previously found on the back cover page to the inside

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

front cover page. Since this legend is important disclosure that applies to the entire document, the Company is concerned that it may be overlooked if it is imbedded further in the document. Moreover, Credit Suisse First Boston LLC has advised the Company that it received specific approval from Shelley Parrett of the staff to position the legend in this location. Therefore, the Company respectfully submits that it should be retained in it current position.

Prospectus Summary, page 1

8.	Abridge the first paragraph in italics by deleting the disclosure on what “we,” “our,” and “us” refer to, since this is already clear from the context. Also, relocate the second, third, and fourth paragraphs that appear in italics.

     The Company has modified the disclosure in response to the comment. Please see page 1 of the prospectus.

9.	Revise the summary to describe briefly the salient features of your business and the key aspects of this offering, and provide the detailed information on these aspects in the Business section. At present, the summary is too lengthy and repetitive of information that is disclosed later in the prospectus. For example, the Overview sub-section in the summary is repeated verbatim in the Business section, and much of the language in the Competitive Strengths and the Growth Strategy sub-sections in the summary and the Business section are identical. Delete the discussion of competitive strengths and growth strategies since it is more appropriate for the Business section.

     The Company has modified the disclosure in response to the comment. Please see pages 1-3 of the prospectus.

Our Business, pages 1-2

10.	Provide us with annotated third-party documentary evidence substantiating your claim that you are “the leading, and only national, company” in your field.

     Based on a report by Playthings Magazine published in December 2003, attached hereto as Exhibit A, the Company was the 20th largest retailer of toys in the United States. The 19 toy retailers larger than the Company were: Wal-Mart, Toys “R” Us, Target, KB Toys, Kmart, Gamestop, Electronics Boutique, Best Buy, FAO, Circuit City, Pleasant Company, Meijer, Toysrus.com, JCPenney, Big Lots, Costco, Sears, Shopko and Sam’s Club. The Company believes that none of these companies operates in the make-your-own stuffed animal or retail entertainment categories. In 2003, Wal-Mart Stores, Inc. tested a make-your-own stuffed animal store-within-a-store concept called “Buttery Soft” in approximately 50 stores, according to a report prepared for the Company by the Parthenon Group. After a test period of several months, the Company believes that Wal-Mart has discontinued the concept. Based on the foregoing, the Company believes it is the leading company in its field.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The table below sets forth the store locations for all other make-your-own stuffed animal companies of which the Company is aware that have stores in more than one state. The information was collected based on a review of the list of store locations included on each company’s website By comparison, the Company, as of July 3, 2004, had 157 stores in 37 states and 3 Canadian provinces, plus a number of franchised stores internationally. Based on this comparison, as well as discussions with many of the leading shopping mall owners and knowledge of competitors reported by employees at its various store locations, the Company believes that it is the only make-you-own stuffed animal company that can truly be considered national.

Company	Number of Stores	States in which Stores are Located	Number of States
Wacky Bear Factory	10	Delaware, Kentucky, Louisiana, Maryland, North Carolina, South Carolina, Tennessee, Texas, Virginia	9
Teddy Crafters	5	California, Ohio	2
Pawsenclaws & Co.	6	Maryland, Massachusetts, New Hampshire, New Jersey, Pennsylvania, Virginia	6

11.	Delete the hybrid word “retail-tainment” as it is not a well-known expression, and does not convey any additional information about your business to your readers.

     The Company has modified the disclosure throughout the prospectus in response to the comment.

12.	At present, the description of your business in the first two paragraphs has redundancies. For the sake of clarity, explain at the onset that your company is a mall-based retailer of “do-it-yourself’ customized teddy bears. Also, condense the additional detail of your business into a brief, jargon-free description.

     The Company has modified the disclosure in response to the comment. Please see pages 1-3 of the prospectus.

13.	State the types of “event-based locations and sports venues” where you sell teddy bears.

     The Company has deleted the specified disclosure from the Overview in the Summary. Please see page 1 of the prospectus.

14.	To make the figures on the net sales per gross square foot of store space meaningful to investors, either provide the similar average figures in your industry or provide other comparative information, such as any change in average annual net sales per store during the last three fiscal years and any subsequent interim period.

     The Company has modified the disclosure in response to the comment. Please see page 2 and 45 of the prospectus.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

15.	Describe clearly and briefly the nature of the “targeted, integrated, multi-media marketing program” that you developed and tested in 2003, and what you mean by “a national rollout” of this program in 2004.

     The Company has modified the disclosure in response to the comment. Please see page 1 of the prospectus.

Summary Consolidated Financial and Operating Data, page 6

16.	In a footnote to this table, please disclose what amounts are included in the “capital expenditures” line item. Please make this revision in the table of Selected Consolidated Financial and Operating Data beginning on page 22 as well.

     The Company has modified the disclosure in response to the comment. Please see pages 6-7 and 25-26 of the prospectus.

Risk Factors, page 8

17.	In the first paragraph in italics, revise the sentence “The risks and uncertainties described below are not the only ones we face” to make clear that you have identified all material risks known to you and anticipated by you at present.

     The Company has deleted the sentence in response to the comment. Please see page 9 of the prospectus.

General

18.	Several of your risk factor headings, as illustrated in the partial list below, do not identify the precise nature of harm that may result to your company. Revise these risk factor headings so that each of them describes adequately the material adverse effect of that particular risk discussed.

•	“Our future growth and profitability will depend in large part upon the effectiveness of our marketing,” page 8.

•	“We are subject to a number of risks associated with leasing our stores,” page 13.

•	“We are subject to regulations that impact our employees,” page 14.

•	“Portions of our business are subject to privacy and security risks,” page 14.

•	“There has not previously been any public market for our common stock,” page 16.

     The Company has modified the disclosure throughout the “Risk Factors” section, starting on page 9 of the prospectus, in response to the comment.

“We may not be able to maintain our current comparable store sales growth,” page 8.

19.	Quantify in dollar terms the average decline in the level of your sales that your stores have experienced in their second and third years as compared to their first full year after opening.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The Company has modified the disclosure in response to the comment. Please see page 9 of the prospectus.

“Our growth strategy requires us to open a significant number of new stores...,” page 9.

20.	Identify the locations of the two stores that you have closed.

     The Company believes that, as it operated 157 stores as of July 3, 2004 and has franchised additional stores internationally, the locations of the two stores that it has closed are immaterial to a description of its business.

“We may not be able to operate successfully if we lose key personnel...,” page 11.

21.	If you have had any difficulties in attracting, retaining, and motivating senior management, key personnel, and qualified staff in the recent past, describe the difficulties. Also, state whether to your knowledge any senior management or key personnel has plans to retire from, disassociate with, or quit your company in the near future.

     The Company does not believe it has had any difficulty attracting, retaining or motivating its senior management, key personnel and qualified staff in the recent past and, to its knowledge, no member of its senior management or any key personnel has plans to retire from, dissociate with or quit the Company in the near future.

22.	Disclose whether you have any key employee insurance policies.

     The Company has modified the disclosure in response to the comment. Please see page 12 of the prospectus.

“We rely on two vendors to supply substantially all of our merchandise...,” page 11.

23.	Since you are dependent on two vendors for the supply of your raw materials, identify them by name. Please refer to Item 101(c)(1)(iii) of Regulation S-K.

     Although the Company has sourced approximately 75% of its merchandise through two vendors, these vendors obtain such product from approximately 12 manufacturers. Therefore, from a manufacturing perspective, any individual manufacturer accounts for only a portion of the Company’s merchandise. Additionally, the Company does not believe that the identities of the two vendors are material. As these vendors are privately held, the Company does not believe investors would ascribe any particular significance to their names and, moreover, would not have information about their management, business, operations or financial condition on which to evaluate their importance. By contrast, the Company believes that disclosing the names of its vendors would be competitively sensitive. If a large competing retailer knew the identity of the Company’s vendors, it might seek to pressure the vendor to cease doing business with the Company or to do business with the Company on less favorable terms.

“Our failure to renew, register or otherwise protect our trademarks could have a negative impact...,” page 13.

24.	If you fail to protect your intellectual property rights, disclose the consequences to your operations and the remedial actions that would be necessary.

     The Company has modified the disclosure in response to the comment. Please see page 14 of the prospectus.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

“We may have disputes with, or be sued by, third parties for infringement...,” page 13.

25.	It appears that you have received notifications of potential infringement of intellectual property rights of third parties. To the extent material, identify the parties, disclose the times of notification, and describe the claims, including a discussion of the alleged infringements and the settlement or judgment terms, if any, and other consequences of the claims at law and in equity.

     The Company does not believe that any potential infringement of which the Company has received notice is currently material to the Company. In particular, the Company does not believe the matter described in Note 12(b) to the financial statements has any ongoing significance.

“We depend heavily on our communications and information systems, which are vulnerable to systems failure,” page 14.

26.	If you have had any problems because of system failures, describe the problems, and the subsequent remedial and preventative measures you have undertaken.

     The Company does not believe it has had any problems resulting from system failures that resulted in a material interruption of its business or had a material adverse effect on the Company.

“Terrorism and the uncertainty of future terrorist attacks or war may harm our operating results,” page 14.

“We are subject to regulations that impact our employees,” page 14.

“Evolving regulation of corporate governance and public disclosure may result in additional expenses and continuing uncertainty,” page 15.

27.	These risks are generic to many, if not most, companies, and are not germane to your business or your offering. If you choose to retain these risk factor discussions, ensure to make them specific to your company, providing quantified disclosure wherever possible.

     The Company has deleted the third risk and modified the disclosure of the first and second risks in response to the comment. Please see page 15 of the prospectus.

“We may suffer negative publicity...if our products are recalled or cause injuries,” page 14

28.	Identify the products that you have been obliged to recall, and disclose the aggregate dollar amount you lost as a result of the recalls and any torts claims.

     The Company has not been required to recall any of its products. The Company implemented a voluntary recall of one type of stuffed bear. The recall had no material impact on the Company’s business (as the vendor reimbursed the Company for its out-of-pocket costs) and no

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

tort claims have been filed relating to such recall. Accordingly, the Company does not believe the identity of the product is material to investors.

“The market price of our common stock may be materially adversely affected by market volatility,” page 16.

“If our share price is volatile, we may be the target of securities litigation...,” page 18.

29.	Combine these two similar risk factors into a single, brief, and non-redundant discussion.

     The Company has modified the disclosure in response to the comment. Please see page 17 of the prospectus.

“Purchases of our common stock in this offering will be subject to immediate substantial dilution...,” page 17.

30.	Revise to compare the net book value per share after the offering to the initial offering price.

     The Company has modified the disclosure in response to the comment. Please see page 18 of the prospectus.

“Our certificate of incorporation and bylaws and Delaware law contain provisions that could discourage a takeover,” page 17.

31.	Revise your risk factor heading to disclose the actual risk to your shareholders, namely the risk that the anti-takeover provisions may prevent or frustrate attempts to replace or remove the current management of the company by shareholders, even if the takeover may be in their best interests.

     The Company has modified the disclosure in response to the comment. Please see page 18 of the prospectus.

Forward-Looking Statements, page 18

32.	Delete the sentence: “All statements that are not historical facts...are forward-looking statements.” You may, however, state to the effect that statements that reflect your current views with respect to future events and financial performance, and any other statements of a future or forward-looking nature are forward-looking statements for the purposes of the federal securities laws.

        The Company has modified the disclosure in response to the comment. Please see page 20 of the prospectus.

33.	Your statement that words such as “will” are used to identify forward-looking statements is confusing since the term “will” generally implies more certainty. Please revise or advise.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The Company has modified the disclosure in response to the comment. Please see page 20 of the prospectus.

34.	Delete the references to Section 27A of the Securities Act and Section 21E of the Securities Exchange Act because those sections do not apply to forward-looking statements made in connection with an initial public offering.

     The Company has modified the disclosure in response to the comment. Please see page 20 of the prospectus.

Use of Proceeds, page 19

35.	Provide a more meaningful description of “general corporate purposes,” by breaking down the category into sub-components such as general and administrative expenses, and the like.

     The Company currently has not determined a specific allocation of the proceeds of this offering. If the Company determines any specific uses for the proceeds prior to the offering, it will supplementally advise the staff and revise the disclosure accordingly.

36.	Quantify the approximate dollar amount of proceeds that you intend to use for each of the three purposes you have identified. See Item 504 of Regulation S-K.

     See Response #35.

Capitalization, page 20

37.	At a minimum, please fill in the pro forma column of the table in your next amendment. We are deferring our review of this section and the Dilution section until they have been completed. It is possible that we will have additional comments.

     The Company has modified the disclosure in response to the comment. Please see page 22 of the prospectus.

Selected Consolidated Financial and Operating Data, page 22.

38.	Please revise the introductory paragraph to this table to disclose that the audited financial statements for the fiscal years ended January 1, 2000 and December 30, 2000 were audited by accountants no longer in existence.

     Although the Company’s financial statements for the fiscal years ended January 1, 2000 and December 30, 2000 were originally audited by accountants no longer in existence, such financial statements were subsequently reaudited by the Company’s current registered public accountants, KPMG LLP. Therefore, the Company believes that no revision to the disclosure is necessary.

Management’s Discussion and Analysis

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Overview, page 25

39.	Expand this section to discuss known material trends and uncertainties that will have or are reasonably likely to have a material impact on your revenues or income or result in your liquidity decreasing or increasing in any material way. In doing so, provide additional information about the quality and variability of your earnings and cash flows so that investors can ascertain the likelihood of the extent past performance is indicative of future performance. In addition, discuss in reasonable detail:

a.	economic or industry-wide factors relevant to your company, and

b.	material opportunities, challenges and risks in short and long term and the actions you are taking to address them.

     Please refer to SEC Release No. 33-8350.

     The Company believes it has discussed key trends and uncertainties in the “Revenues”, “Costs and Expenses” and “Expansion and Growth Potential” subsections of the Overview and has added a cross-reference to those sections in the Overview in response to the comment. Please see pages 27-31 of the prospectus.

40.	Provide the average dollar amount in net sales in fiscal year 2001 and fiscal year 2002 for stores open for the entire year.

     The Company has modified the disclosure in response to the comment. Please see page 27 of the prospectus.

41.	Provide more detailed discussion to explain how you have achieved “economies” of your stores and improved “expense management.”

     The Company has modified the disclosure in response to the comment. Please see pages 28-30 of the prospectus.

42.	Explain clearly what you mean by expecting to “leverage” your store-level operating expenses and your overhead expenses, and exactly how you plan on achieving these objectives.

     The Company has modified the disclosure in response to the comment. “Leveraging” the Company’s store level and overhead expenses reflects that many of the Company’s expenses are relatively fixed in nature and would decline as a percentage of sales or revenues as sale or revenues increase. Please see pages 29-30 of the prospectus.

Results of Operations, page 29

43.	In circumstances where you describe more than one business reason for a significant change between periods in key financial data or indicators, quantify the incremental impact of each individual business reason on the

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

overall change. For example, in your discussion on page 30 for the first half of fiscal year 2004 compared to the first half of the fiscal year 2003, you should quantify the:

•	Increase in gross margin as a percentage of net retail sales as a result of “leverage” on occupancy costs as compared to lower product, supplies, warehousing, and distribution costs;

•	Increase in dollar amount of selling, general, and administrative expenses as a result of increase in number of stores in operation as compared to higher central office expenses; and

•	Decrease in selling, general, and administrative expenses as a percentage of total revenues as a result of “leveraging” central office expenses as compared to “leveraging” store payroll expenses;

Provide similar quantified information in your discussion of changes in aspects of operating results between other fiscal periods.

     The Company has modified the disclosure in response to the comment. Please see pages 32-35 of the prospectus.

Non-GAAP Financial Measures, page 32

44.	Please ensure that a cross-reference to this section is provided in each instance “store contribution” is disclosed.

     The Company believes a cross-reference has been provided where appropriate.

45.	Please disclose, in a footnote to the table or elsewhere, how “store depreciation and amortization” and “general and administrative expense” as presented in this table has been calculated.

     The Company has modified the disclosure in response to the comment. Please see page 36 of the prospectus.

Seasonality and Quarterly Results, page 33

46.	Please fill in this table in your next amendment. We are deferring our review of this section until it has been completed. It is possible that we will have additional comments.

     The Company has modified the disclosure in response to the comment. Please see page 37 of the prospectus.

Liquidity and Capital Resources, page 34

47.	You state that “in fiscal 2005, we expect to spend a total of approximately $19.0 million to $21.0 million on capital expenditures...” Please support this assertion. Specifically please tell us what information, projections, facts or circumstances you have evaluated to arrive at this conclusion. Additionally please tell us if you have entered into any firm commitments related to these anticipated expenditures.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     [Confidential treatment requested for the table in this response.]

     An estimate of the Company’s capital expenditures for fiscal year 2005, indicating a range of estimates labeled “low” and “high,” is set forth below. The Company has set a target for opening 29 additional traditional Build-A-Bear Workshop stores in fiscal year 2005 and has already signed a number of leases for these stores. The Company does not anticipate any difficulties in reaching its new store target for fiscal year 2005. The capital expenditures for the Company’s average store is based on historical estimates. The Company’s other significant expenditure in 2005 is for the opening of its New York flagship store. The Company has signed a lease for a 21,550 square foot location and is currently developing the design and cost of this store. The Company anticipates this location will have a significantly greater cost due to its size and location and the flagship nature of the store. The Company has no other firm commitments for these expenditures as of the date of this letter.

[REDACTED TEXT]

48.	Disclose the risks and the potential effects on your costs, liquidity, and cash flows resulting from your ability or inability to amend your credit agreement.

     The Company has modified the disclosure in response to the comment. Please see page 39 of the prospectus.

Contractual Obligations and Commercial Commitments, page 36

49.	As noted on page 50, please include all minimum payments required under your licensing and strategic relationships in the table.

     The Company has modified the disclosure in response to the comment. These amounts have been included in the table under “Purchase Obligations.” Please see page 39 of the prospectus.

Business

50.	Throughout this section when you describe business partners, clarify whether there is a partnership agreement or other documentation of such relationship or use other terminology to describe the business relationship.

     The Company has modified the disclosure throughout this section in response to the comment.

Overview, page 39

51.	In the last paragraph in this sub-section, you refer to several “prestigious industry awards” you have received. For each award mentioned, disclose the criteria on which it was awarded, whether there was a competition among companies for that award, and the number of companies, if any, sharing the awards with you.

     The Company has modified the disclosure in response to the comment. Please see page 43 of the prospectus.

Our Mission, page 39

52.	Consider deleting this sub-section as it is neither informative nor germane to the offering for your investors. However, you may state that your company has a “customer-centric organizational focus,” by only if you provide the factual basis underlying such claim.

     The Company’s mission statement has been deleted in response to the comment.

     “We offer an exciting interactive shopping experiences,” page 40.

53.	Explain what you mean by “selective use of ‘Bearisms’” and provide examples of “custom-designed fixtures” and how they “energize” customers.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The Company has modified the disclosure in response to the comment. Please see page 43 of the prospectus.

“We have a broad and loyal Guest base,” page 40.

54.	Disclose the basis of your claim that you have a “loyal” customer base. For example, provide quantified disclosure on the number or percentage of “repeat” customers you have.

     The Company has modified the disclosure in response to the comment. Please see page 44 of the prospectus.

“We have strong merchandising expertise,” page 41.

55.	Explain what a “stock-keeping unit” is and how it differs from an inventory item.

     The Company has modified the disclosure in response to the comment. Please see page 45 of the prospectus.

“We provide a high level of Guest service through consistent execution,” page 41.

56.	Provide us annotated industry data evidencing your claim of your “above average employee retention rates.”

     [Confidential treatment requested for portions of the second sentence of this response.]

     Industry data supporting the Company’s claim that it has above average employee retention rates is included at tab 1 in the enclosed binder labeled “Industry Data.” As indicated in this supplementary data, the Company’s turnover rate for 2003 was approximately [REDACTED TEXT]. By comparison, the overall turnover rate for retail companies in 2003, as reported by the National Retail Federation (“NRF”), was approximately 64%. Based on these figures, the Company believes that its employee retention rate is above average, since its turnover rate is below the NRF average.

     “We have an attractive store economic model,” page 42.

57.	Explain in clear and simple language the process of “value engineering” and how this has reduced the average investment for your new stores.

     The Company has modified the disclosure in response to the comment. Please see page 46 of the prospectus.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

“We have a highly experienced and disciplined management team,” page 42.

58.	Elaborate in reasonable detail on how you “strive to be a socially responsible citizen” in the communities where you operate.

     The Company has modified the disclosure in response to the comment. Please see page 46 of the prospectus.

Marketing, page 48

59.	For each of the marketing programs you have discussed, consider stating the dollar amount spent for the last three fiscal years and any subsequent interim period.

     The Company has already disclosed the total amount it spent on advertising for fiscal 2001, 2002 and 2003 and the first half of fiscal 2004. See page 52 of the prospectus. The Company does not believe that providing a breakdown of these expenditures among its various marketing initiatives would add any material information that would be useful to investors and believes that the amounts of such expenditures are confidential and disclosure could be competitively sensitive.

International Franchises, page 52

60.	Disclose the material terms of the master franchise agreement, including the initial franchise fee, the percentage of franchise fees that you receive and the term of the franchise agreement.

     The Company has modified the disclosure in response to the comment. Please see page 56 of the prospectus.

Management Information Systems and Technology, page 53

61.	Explain how you are “implementing a new merchandise planning application,” and differentiate between the “tactical and strategic information technology initiatives” you have taken.

     The Company has modified the disclosure in response to the comment. Please see pages 57-58 of the prospectus.

Non-Store Properties, page 54

62.	Identify the business activities for which you use the non-store properties.

     The Company has modified the disclosure in response to the comment. Please see page 58 of the prospectus.

Intellectual Property and Trademarks, page 54

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

63.	Provide in this sub-section a list of the U.S. patents you hold or in-license. Discuss the duration and effect of the patents, trademarks or licenses you hold.

      [Confidential treatment requested for the first sentence of the first paragraph and all of the second paragraph of this response.]

      [REDACTED TEXT]. Accordingly, the Company does not believe that providing a list of the U.S. patents the Company holds or in-licenses would provide any material information that would be useful to investors; however, it has modified the disclosure to provide a range of patent expirations. Please see page 59 of the prospectus.

      [REDACTED TEXT].

Executive Compensation

Stock Option Awards, page 61

64.	Expand your discussion in the Option Grant table to describe the valuation methodologies used by the board of directors in reaching its conclusions concerning the market value of the underlying shares. Briefly describe how the methodologies supported the valuations that established the option exercise prices. If there is a substantial disparity between the option exercise prices and the proposed public offering price, alert investors to the disparity and quantify the effect of using the public offering price as the base to compute the potential option values using the 5% and 10% assumed rates of stock price appreciation. If you wish to provide the potential realizable values in the table using the assumed offering price as the base price, we will not object, if you explain this is a footnote. See Section IV.C of SEC Release 33-7009.

      The Company has modified the disclosure in response to the comment. Please see page 65 of the prospectus.

Certain Relationships and Related Party Transactions, page 68

65.	In the second sentence of the first paragraph, it appears that the code of ethics and charter provisions are currently in place, yet it appears based on the first sentence that these are procedures that you will adopt. Please clarify whether the code of ethics and charter provisions are currently in place.

     The Company has modified the disclosure in response to the comment. Please see page 72 of the prospectus.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

66.	Disclose the conversion ratio of the various classes of preferred stock to common stock, and clarify the price paid per share paid by insiders and their relative equity interest compared to the price per share of common stock offered in the initial public offering.

     The Company has modified the disclosure in response to the comment. Please see pages 72-74 of the prospectus.

67.	Throughout this section, disclose whether the terms of the related-party transactions obtained by the company or its predecessor were as favorable as could have been obtained from unaffiliated third parties.

     The Company has modified the disclosure in response to the comment. Please see page 72-74 of the prospectus.

Formation and Conversion to Corporation, page 68

Agreements with Investors, page 70

68.	Clarify that preemptive rights do not apply to the issuance of new securities in a registered transaction.

     The Amended and Restated Stockholders’ Agreement by and among the Company and certain stockholders named therein provides that certain preemptive rights do not apply to securities issued and sold pursuant to a registration statement filed under the Securities Act of 1933, as amended. The Company has modified the disclosure in response to the comment. Please see page 74 of the prospectus.

Officer Loans, page 70

69.	Disclose whether the lending terms of each of the loans extended to members of management were comparable to terms obtainable from loans to unaffiliated third parties.

     See response #67.

Real Estate Management, page 71

70.	Disclose the amount of the fixed monthly fees and the success fee.

     The Company has modified the disclosure in response to the comment. Please see pages 75-76 of the prospectus.

Principal and Selling Stockholders, page 71

71.	Identify the natural persons who exercise voting, investment, and dispositive control over the securities held of record by CP4 Principals, LLC and KCEP Ventures II, L.P.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The Company has modified the disclosure in response to the comment. Please see pages 78-79 of the prospectus.

72.	Disclose any material relationships between the selling stockholders and the company during the past three years. Refer to Item 507 of Regulation S-K.

     The Company has added a cross-reference in response to the comment. Please see page 80 of the prospectus.

Description of Capital Stock, page 74

73.	In the first paragraph modify the sentence “This description is only a summary” to the effect that this summary contains all material terms of the securities that constitute your capital stock, and your charter and bylaws as they relate to anti-takeover provisions. Also confirm that you have disclosed the material terms of the registration rights agreement.

     The Company has modified the disclosure in response to the comment. Please see page 80 of the prospectus.

Preferred Stock, page 75

74.	For each series of preferred stock outstanding, describe its voting and conversion rights.

     The Company has modified the disclosure in response to the comment. Please see page 81-82 of the prospectus.

Anti-Takeover Provisions of Delaware Law and Charter Provisions, page 77

75.	State clearly that you included in the discussion all provisions of Delaware law and your charter that may limit the ability of another person or entity to acquire control of your company.

     The Company has modified the disclosure in response to the comment. Please see page 82 of the prospectus.

Underwriting, page 82

76.	With respect to the lock-up agreements, disclose the factors the representatives will consider before consenting to a transaction prohibited by those agreements.

     The Company has modified the disclosure in response to the comment. Please see page 89 of the prospectus.

77.	Tell us and briefly disclose in the prospectus whether you intend to use any means of distributing or delivering the prospectus other than by hand or the mails, such as various means of electronic delivery. Also tell us and briefly disclose in the prospectus whether you intend to use any forms of prospectus other than printed

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

prospectuses, such as CD- ROMs, video cassettes, and so on, and provide all such prospectuses for our examination. Please refer to SEC Releases No. 33-7233 and No. 33-7289. We may have additional comments.

     As disclosed on page 90 of the prospectus, one or more members of the underwriting syndicate may make a prospectus in electronic format available on the web sites maintained by such underwriters and may distribute prospectuses electronically. Credit Suisse First Boston LLC and Citigroup Global Markets Inc. (together, the “Representatives”) have informed the Company that they intend to make the preliminary and final prospectus available in electronic (PDF) format via email to certain of its customers, as well as on the internet through a password protected portal on their proprietary websites. Please note, however, that the Representatives will not rely on such availability to satisfy its prospectus delivery requirements.

78.	Specifically identify any members of the underwriting syndicate that will engage in any electronic offer, sale or distribution of the shares and describe their procedures to us supplementally. If you become aware of any additional members of the underwriting syndicate that may engage in electronic offers, sales or distributions after you respond to this comment, promptly supplement your response to identify those members and provide us with a description of their procedures.

Briefly describe any electronic distribution in the filing. Also, in your discussion of your procedures, tell us how your procedures ensure that the distribution complies with Section 5 of the Securities Act. In particular, describe:

•	the communications used;

•	the availability of the preliminary prospectus;

•	the manner of conducting the distribution and sale, such as the use of indications of interest or conditional offers; and

•	the manner and timing of funding of an account and payment of the purchase price.

     The Representatives have advised the Company that one or more members of the underwriting syndicate may engage in an electronic offer, sale or distribution of the shares and may make a prospectus in electronic format available on the web sites that they maintain or may distribute prospectuses electronically. At the time the Representatives send out invitations to participate in the offering to potential syndicate members, the underwriters that have been invited must accept the invitation on the basis that they will not engage in any electronic offer, sale or distribution of shares, or that if they do engage in such activities, that they will do so only on the basis that the procedures that these underwriters use for electronic offers, sales or distributions have been previously reviewed by the Commission and the Commission raised no objections.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The Company has been advised by the Representatives that each member of the syndicate of this offering will be an established firm, a registered broker/dealer and an NASD member. However, due to the nature of the syndicate process, the final syndicate list and allocations of shares will not be made until the day of pricing. Shortly after the Registration Statement is declared effective, pricing information is determined and communicated to those firms that have expressed an interest in becoming syndicate members. After a relatively short period, in which these invitees can decline to participate in the syndicate on the negotiated terms, the final syndicate is established and allocations of shares are made. Prior to that time, the Representatives know only who has been invited to join the syndicate, but not the final composition of the syndicate or the allocation of the shares. Therefore, the Representatives do not have an opportunity to make inquiry of the individual firms that will ultimately comprise the syndicate until after the relevance of their plans, if any, for internet distribution have been mooted by the declaration of effectiveness of the Registration Statement.

79.	In addition, tell us whether you or the underwriters have any arrangements with a third party to host or access your preliminary prospectus on the Internet. If so, identify the party and the website, describe the material terms of your agreement, and provide us with a copy of any written agreement. Also provide us with copies of all information concerning your company or prospectus that has appeared on their website. Again, if you subsequently enter into such arrangements, promptly supplement your response.

     Other than with respect to electronic roadshows conducted in compliance with SEC no-action letters, the Company has not, and the underwriters have not, made any arrangements with a third party to host or access the preliminary prospectus on the internet.

     The Representatives have advised the Company that they have no arrangement with a third party to host or access the preliminary prospectus on the internet. While the Representatives have contracted with Yahoo! NetRoadshow (www.netroadshow.com) to conduct an Internet roadshow, the purpose of this contract is not specifically to host or access the preliminary prospectus. The primary purpose of the Internet roadshow is to provide access to the roadshow to institutional investors who cannot, or elect not to, attend roadshow meetings in person. Yahoo! NetRoadshow has informed the underwriters that it conducts Internet roadshows in accordance with the Net Roadshow Inc. no-action letter dated July 30, 1997, received from the Commission in connection with virtual roadshows and subsequent no-action letters from the Commission with respect to virtual roadshows. In accordance with such no-action letters, an electronic version of the preliminary prospectus, identical to the copy filed with the Commission and distributed to live attendees, is required to, and will, be made available on the web site.

     Currently, no information regarding the Company or the offering appears on the Yahoo! NetRoadshow web site.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

80.	Tell us whether you intend to have a directed share offering. If so, disclose in the prospectus the maximum number of common shares reserved for sale, and confirm whether the sale will be at the initial public offering price, whether the shares thus purchased will be subjected to lock-up restrictions, and whether any reserved shares not so purchased will be offered by the underwriters to the general public on the same terms as the other shares. Also, please provide us with all materials given to potential purchasers in the directed offering.

     The Company has modified the disclosure in response to the comment. Please see pages 86-88 of the prospectus.

     The Company intends to have a directed share program. Representatives of the Company and the underwriters have agreed to reserve for the directed share program 5% of the amount of common shares to be sold in the proposed offering at the initial public offering price. Citigroup Global Markets, Inc. (“Citigroup”), through its affiliate Smith Barney Inc., will be administering the directed share program. The Company will be furnishing the directed share program and related materials supplementally to the staff. The Company has been advised by Citigroup that these materials have previously been reviewed, excluding the discussion of the Lock-Up Agreement described below, by Kristina S. Wyatt of the staff.

     The directed share program materials will include a Lock-Up Agreement requiring each purchaser in the directed share program to agree that for a period of 180 days from the date of the prospectus, such purchaser will not, without prior written consent of Citigroup, dispose of or hedge any common shares purchased in the directed share program. Each purchaser will be required to sign the Lock-Up Agreement and submit it to Citigroup with this completed Indication of Interest Form. The purchasers in the directed share program will be subject to the same form of Lock-Up Agreement as the Company’s officers, directors and major shareholders. However, the Lock-Up Agreement for the directed share participants will also contain the additional following language:

“The undersigned understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. The undersigned further understands that his or her Lock-Up Agreement does not constitute an obligation on the part of the undersigned to purchase any common shares or any agreement by the Underwriters to sell any Securities to the undersigned.”

     The form of Lock-Up Agreement to be executed by the officers, directors and major shareholders will be submitted as an exhibit to the Company’s form of Underwriting Agreement, which will be filed by amendment to the Company’s Registration Statement as Exhibit 1.1.

81.	In addition, if you intend to engage in a directed share offering, supplementally describe the mechanics of how and when these shares are offered and sold to investors in the directed share program for this offering. For example, tell us how the prospective recipients and number of reserved shares are determined. Tell us how and when the issuer and underwriter notified the directed share investors, including the types of communications used. Discuss the procedures these investors must follow in order to purchase the offered securities. Tell us whether directed share purchasers are required to establish accounts before the effective time, and, if so,

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

whether any funds are put in newly established brokerage accounts before the effective date. Tell us how the procedures for the directed share program differ from the procedures for the general offering to the public. Finally, tell us how you will assure that this offer will meet the requirements of Section 5 of the Securities Act and Rule 134.

     Citigroup will be administering the directed share program. The Company will be furnishing the form of Citigroup’s form of directed share program materials supplementally to the staff. Citigroup has advised the Company that the form of these materials, excluding the Lock-Up Agreement described below, have previously been reviewed by Kristina S. Wyatt of the staff.

     Please note that senior executives of the Company are preparing a list of selected parties, none of whom are directors, officers or employees (the “Offerees”), whom the Company would like to invite to participate in a directed share program.

     Representatives of the Company and the underwriters have agreed to reserve for the directed share program up to 5% of the amount of common shares to be sold in the proposed offering at the initial public offering price. The Company and Citigroup believe that this amount represents an amount which is (1) sufficient to allow the Company to make available a limited number of shares to such individuals and (2) customary in transactions of this type. The Company intends to distribute the directed share program materials to potential purchasers once the preliminary prospectus is printed.

     The directed share program materials will include a Lock-Up Agreement requiring each purchaser in the directed share program to agree that for a period of 180 days from the date of the prospectus, such purchaser will not, without prior written consent of Citigroup dispose of or hedge any shares of its common stock purchased in the directed share program. Each purchaser will be required to sign the Lock-Up Agreement and submit it to Citigroup. The purchasers in the directed share program will be subject to the same form of Lock-Up Agreement as the Company’s officers, directors and major shareholders. However, the Lock-Up Agreement for the directed share participants will also contain the additional following language:

     “The undersigned understands that this Lock-Up Agreement is irrevocable and shall be binding upon the undersigned’s heirs, legal representatives, successors, and assigns. The undersigned further understands that his or her Lock-Up Agreement does not constitute an obligation on the part of the undersigned to purchase any shares of Common Stock or any agreement by the Underwriters to sell any Securities to the undersigned.”

     The form of the 180-day Lock-Up Agreement to be executed by the officers, directors and major shareholders will be submitted as an exhibit to the Company’s form of Underwriting

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Agreement, which will be filed by amendment to Company’s Registration Statement as Exhibit 1.1.

     The Company and Citigroup will work together to operate the directed share program. The Company will allocate shares to investors, and Citigroup will handle the mechanics of distributing the shares.

     Citigroup and the Company will employ the following procedures in making the offering under the directed share program:

•	The Company will deliver by first class mail or by Federal Express or other reputable overnight courier the directed share materials to potential purchasers once the preliminary prospectus is printed.

•	If the potential investor has an interest in purchasing shares in the proposed offering, he or she must complete and mail, fax or deliver (a registered representative of Citigroup will be at the Company’s executive offices on specified dates to accept such delivery) the Indication of Interest (“IOI”) Form, the IPO Questionnaire (which requests from participants who are not employees of the Company information needed to comply with the Voluntary Initiative and NASD Rule 2790), the New Account Information Form (if the person does not already have an account with Citigroup), the Form W-9 and the Lock-Up Agreement so that they are received by Citigroup by a specified date.

•	When the offering is priced, the Company will determine the final allocation of shares among those persons who submitted timely and proper indications of interest in participating in the directed share program. Citigroup will then call each such person to confirm certain pertinent information, including the purchase price, the number of shares allocated to such person, the person’s continued desire to participate in the directed share program, the number of shares within the allocated amount, if any, they intend to purchase and the person’s account number.

•	Citigroup will send each person who, when the offering was priced, confirmed his or her intention to purchase, a copy of the final prospectus and a written confirmation of the offer and sale.

•	Full payment of the purchase price for the shares bought in the initial public offering through the directed share program must be received by Citigroup by the settlement date, which will be three or four days after the pricing date in accordance with Rule 15c6-1 under the Securities Exchange Act of 1934. If Citigroup does not receive the potential purchaser’s payment by the settlement date then Citigroup will notify the Company of the same and Citigroup will then sell such shares into the open market.

•	The Company also intends to allow participants based in the United States to participate through a website maintained by Citigroup. The Company has been advised that the website is designed with specific encryption to make available to the Offerees electronic versions of

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

the preliminary prospectus and may also include the IPO Questionnaire, the New Account Information Form , the Form W-9 and the Lock-Up Agreement. Participants may also use the website to complete the IPO Questionnaire, to place an IOI and to confirm whether they want to purchase any of the shares that the Company may allocate to those participants who previously submitted an IOI by the IOI deadline.

     The Company and Citigroup currently are in the process of finalizing written materials to be provided to persons from whom expressions of interest in the proposed offering will be sought. The directed share program materials that the Company intends to deliver by first class mail or by Federal Express or other reputable overnight courier to potential purchasers will include:

•	a cover letter to potential purchasers from Citigroup, the administrative agent;

•	a General Information and Procedural Memorandum to potential purchasers, providing instructions and frequently asked questions and answers;

•	an Indication of Interest Form to be completed by potential purchasers to indicate any interest they may have in purchasing shares in the proposed initial public offering, including the number of shares they may have an interest in purchasing;

•	an IPO Questionnaire to be completed, signed and returned to Citigroup by the potential purchaser, which will be used to help Citigroup determine whether, under NASD rules, the potential purchaser is eligible to participate in the directed share program;

•	a New Account Form to be completed by the potential purchaser in order to allow Citigroup to open an account for the potential purchaser (a potential purchaser must have a Citigroup account in order to participate in the directed share program);

•	a Form W-9 to be completed, signed and returned to Citigroup by the potential purchaser. The Internal Revenue Service requires this form to be completed in order for the potential purchaser to provide Citigroup with the potential purchaser’s taxpayer identification and certification;

•	a Lock-Up Agreement as described above; and

•	a copy of the preliminary prospectus.

     A form of each of these documents, other than the preliminary prospectus, will be furnished supplementally to the staff.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The Company supplementally advises the staff that, in connection with the directed share program, no offers were made prior to the filing of the Registration Statement with the staff, offers will be made only with a preliminary prospectus and no funds have been or will be committed or paid prior to the effectiveness of the Registration Statement.

     As described in the directed share program materials, which the Company will be furnishing supplementally to the staff, the Company and Citigroup will assure that this directed share program offer is consistent with Rule 134 by:

•	Ensuring that each of the documents (other than the preliminary prospectus) delivered to the persons invited to participate in the directed share program will contain language that is permitted by Rule 134.

•	Requiring each directed share program participant to acknowledge, by signing the Indication of Interest form, that no offer to buy any of the shares in the proposed offering can be accepted and no part of the purchase price can be received by Citigroup until the registration statement covering the proposed offering has been declared effective by the Commission and that any such offer may be withdraw or revoked, without obligation or commitment, at any time prior to the prospective purchaser’s confirmation of his or her intention to purchase shares is given after the effective date of the registration statement.

•	Providing that a potential purchaser’s submission of a completed IOI Form involves no obligation or commitment of any kind, and by completing the IOI Form, the person is not binding himself or herself to purchase any shares.

•	If the potential purchaser confirms his or her intention to purchase, the underwriter will send the purchaser a copy of the final prospectus that meets the requirements of Section 10 of the Securities Act, which will contain the price of the offering and other information not included in the preliminary prospectus, and a written confirmation of the sale with respect to the shares.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

82.	Clarify that Bryan Cave LLP has passed upon the validity of the securities offered.

     The Company has modified the disclosure in response to the comment. Please see page 92 of the prospectus.

Where You Can Find More Information, page 86

83.	Delete the following sentence: “Statements contained in this prospectus as to the contents of any contract, agreement or other document referred to are not necessarily complete.” The disclosure regarding contracts, agreements and other material documents should be materially complete.

     The Company has modified the disclosure in response to the comment. Please see pages 92-93 of the prospectus.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

84.	We note your representations that some of the information in the registration statement is based on information you obtained from sources “believed to be reliable” but that you have not verified and cannot guarantee the information. Please note that you are responsible for the entire content of the registration statement and cannot include language that can be interpreted as a disclaimer of the information contained in the filing. Please revise.

     The Company has modified the disclosure in response to the comment. Please see page 93 of the prospectus.

Financial Statements

Consolidated Balance Sheets, Page F-3

85.	In accordance with paragraph 42 of SFAS 142, please present all intangible assets as a separate line item in your consolidated balance sheets.

     The Company has modified the disclosure in response to the comment. Please see pages F-3, F-15 and F-16 of the prospectus.

86.	As noted on page F-22, please revise your balance sheet to present the promissory notes as a separate line item in stockholders’ equity rather than netting them against additional paid-in capital. In addition, please disclose in greater detail the limited-recourse nature of each of the promissory notes. Please also tell us whether you expect these amounts to be repaid in full at maturity. If you have forgiven or intend to forgive all or a portion of the notes, please disclose this as well.

     The Company has accounted for the restricted stock issued to employees in exchange for promissory notes in accordance with EITF Issue 95-16. The Company anticipates the loans will be repaid in full at maturity and does not intend to forgive all or any portion of the notes. At the time of issuance, the Company had no history of pursuing collection of such instruments from employees and, accordingly, the loans were treated as nonrecourse for accounting purposes.

Consolidated Statements of Operations, page F-4

87.	Under the guidelines of SAB Topic 6:B and in accordance with your use of the Two-Class Method of calculating earnings per share, it appears that the line item “Net income available to common stockholders” would be more appropriately titled “Net income available to common and participating preferred stockholders.” Please make this revision or tell us why your present disclosure is more appropriate. Additionally, please disclose separately, on the face of this statement, the amount of net income allocated to common stockholders and the amount allocated to participating preferred stockholders. Accordingly, please revise your disclosure of this financial information presented elsewhere in this registration statement to coincide with these revisions.

     The Company has modified the disclosure in response to the comment. Please see page F-4 of the prospectus. In addition, other related disclosures have been modified to be consistent with this disclosure.

Consolidated Statements of Stockholders’ Equity, page F-5

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

88.	Please supplementally provide us with your statement of stockholders’ equity for the year ended December 30, 2000. In doing so, please show your activity up to April 3, 2000 separately from your activity after April 3, 2000. This will ensure that the April 3, 2000 adjustment between retained earnings and additional paid-in capital that is required by SAB Topic 4:B upon your conversion from a LLC to a C corporation is easy for us to recompute. If you have not made this adjustment, please amend your financial statements and related disclosures accordingly.

     The Company is supplementally providing the staff with Exhibit B presenting its statement of stockholders’ equity for the fiscal year ended December 30, 2000. The Company advises the staff that the adjustment required upon conversion of the Company from a LLC to a C corporation was properly reflected in accordance with the SAB Topic 4:B and should be presented in a manner easy for the staff to review.

Note (1) Description of Business, page F-7

89.	Given that you purchased the 49% minority interest of BABE on February 10, 2003, please tell us why no amount has been recorded as the minority interest share of BABE’s income or loss in your consolidated statements of operations for the fiscal years ended December 28, 2002 and January 3, 2004. Consider the need to clarify your disclosure if appropriate.

     The financial statements do not reflect a minority interest for the interest in BABE’s operations for the fiscal years ended December 28, 2002 and January 3, 2004 because the entity had no active operations during the periods subsequent to the fiscal year ended December 29, 2001.

Note (2)(b) Pro Forma Presentation, page F-8

90.	Please reconcile in table format between the numerators and denominators used in computing historical basic and diluted EPS and those used in computing pro forma EPS. In doing so, please present the impact of each class of preferred stock separately in the reconciliation. Please also expand your EPS information in Note (11) to show the impact of each class of preferred stock separately. This may be done by either revising the EPS reconciliation on page F-19 or adding a section just after that breaks out each of the combined preferred stock amounts shown and reconciles to the amounts shown in the table.

     The Company has modified the disclosure in response to the comment. Please see pages F-8 and F-9 of the prospectus.

Note (2)(f) Property and Equipment, page F-8.

91.	Given the significance of leasehold improvements to total assets and to enable a user to better predict future depreciation expense, please quantify the period over which these assets are depreciated by disclosing either a range of useful lives or a weighted average useful life.

     The Company acknowledges the staff’s suggestion and proposes to enhance its disclosure to include the number of years related to the estimated useful lives of the Company’s depreciable

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

leasehold improvement assets. Accordingly, the Company has modified the disclosure in response to the comment. Please see page F-9 of the prospectus.

92.	Please disclose the useful life over which you depreciate computer software. Additionally please tell us whether this software is internally developed or purchased. If internally developed, please disclose your accounting policy for capitalizing such costs.

     The Company acknowledges the staff’s suggestion and has enhanced its disclosure to include the number of years related to the estimated useful lives of computer software. Please see page F-9 of the prospectus. The Company has capitalized purchased software but has not had any internally developed software to date.

93.	Please disclose your policy for accounting for new store construction deposits.

     The Company has modified the disclosure in response to the comment. Please see page F-9 of the prospectus.

94.	Please revise your disclosure to clarify your accounting policy for tenant allowances. Please ensure that your revised disclosure includes the total amount of allowances received and the specific property and equipment assets these allowances are charged against. Supplementally, please tell us what these allowances are for and why your accounting treatment is appropriate.

     The Company has modified the disclosure in response to the comment. Please see page F-9 of the prospectus. The Company receives tenant allowances from its retail mall lessors as a component of the agreement to enter into the lease arrangement and build-out the store. The allowance is, in effect, a sharing of the costs for the leasehold improvement associated with the build-out and, accordingly, is recorded as an offset to the leasehold improvements in the Company’s financial statements. The Company has revised the disclosure in order to clearly indicate this concept.

Note (2)(i) Accrued Rent, page F-9

95.	Paragraph 5.n. of SFAS 13, as amended by SFAS 29, discusses how lease payments that depend on an existing index or rate, such as the consumer price index or the prime interest rate, should be included in your minimum lease payments. Please tell us whether you have any leases that have these types of provisions. If you do, please disclose your accounting policy for these types of escalation clauses as well.

     The Company has modified the disclosure in response to the comment and clarified the basis of accounting for leases in which there is provision for contingent adjustments to the future lease payments. Please see Note 2(j) on page F-10 of the prospectus.

Note (2)(j) Franchises, page F-9

96.	Please disclose the life of the franchise agreements.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

     The Company has modified the disclosure in response to the comment. Please see Note 2(k) on page F-10 of the prospectus.

Note (2)(k) Retail Revenue Recognition, page F-9

97.	Please disclose what caused the $0.4 million difference between the increase in net sales ($1.1 million) and the increase in net income ($0.7 million) that resulted from the adjustment to deferred revenue. If you are deferring related expenses as well, please disclose how that amount was determined, the balance of deferred expenses at each balance sheet date and consider the need to revise your disclosure to clarify your accounting policy.

     The Company has modified the disclosure in response to the comment to clarify that the difference between the increase in net sales and the effect on net income is the related income taxes. Please see Note 2(l) on page F-10 of the prospectus.

Note (2)(o) Advertising, page F-10

98.	Please disclose why advertisement costs are not expensed the first time the advertising takes place. See paragraph 26 of SOP 93-7. Please also supplementally tell us the authoritative guidance that supports your current policy of expensing costs over the period the advertising appears.

     The Company has modified the disclosure in response to the comment to clarify for the Staff and to the readers of the financial statements that production costs associated with advertising are expensed in the period in which the use of the produced advertising first takes place. Please see Note 2(p) on page F-11 of the prospectus.

Note (2)(r) Stock-Based Compensation, page F-11

99.	Supplementally please tell us the facts and circumstances surrounding the $59,219 of stock-based compensation you have recorded in the twenty-six week period ended July 3, 2004. Please ensure that your response details the instruments to which this expense relates, their characteristics that caused the expense and how you calculated the amount given your accounting policy.

     The Company supplementally advises the staff, with respect to the stock-based compensation recorded in the twenty-six weeks ended July 3, 2004, that the amounts were recorded as a result of two modifications to outstanding option agreements. The Board granted a modification to the vesting period of an officer of the Company upon his separation from the Company and, separately, the Board provided for the ability of another option holder to exercise his options through a cashless exercise. Accordingly, the modifications were treated as new grants and compensation was recorded for the intrinsic value at the date of the modified grants.

Note (3) Impairment Charge, page F-13

100.	Please disclose why it has taken so long to close the three stores identified as not meeting operating objectives, which are deemed to be impaired. Additionally please disclose when you anticipate finalizing the closure of the two remaining identified stores. Please disclose the facts and circumstances surrounding this impairment.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Please disclose the composition of the amounts included in the other cash costs column, explain why these amounts have not yet been paid and explain when they will be paid.

     The Company has modified the disclosure in response to the comment to include the considerations surrounding the stores and the timing associated with the closing thereof. Please see page F-14 of the prospectus.

Note (12) Stock Option Plan, page F-20

101.	Please provide a supplemental schedule showing in chronological order, the date of grant, optionee, number of options granted, exercise price, the deemed fair value of the underlying common stock, and the amount of deferred compensation recognized for all options issued during fiscal year 2003 and to date. Please present issuances to employees separately from issuances to nonemployees. Provide the estimated IPO price. If your expected IPO price is more than your estimated fair value on which compensation expense was measured, supplementally explain in detail, the rationale supporting your estimate of fair value. Discuss and quantify the impact on your fair value of any events, which occurred between the dates the options were granted and the date the registration statement was filed to support a fair value below the proposed IPO price.

     [Confidential treatment requested for Exhibit D to this response.]

     Attached hereto as Exhibit C is a supplemental schedule listing all stock option grants by the Company in fiscal 2003 and through September 14, 2004. All option grants have been to either employees or directors. A public offering price has not yet been set. However, the Company anticipates that the proposed public offering price will be substantially higher than the exercise price for the options listed in Exhibit D. Therefore, attached hereto as Exhibit D is a presentation of the basis used by the Company to determine the exercise prices of these option grants as well the reasons why the Company believes the increase in the per share valuation from April 2004 (the date of the last option grant) to October/November 2004 (the anticipated effective date of the proposed public offering) is directly the result of favorable developments in the registrant’s business since April 2004.

102.	Please disclose the timing, nature, terms, value and reason for each issuance of options to nonemployees. Please also disclose the compensation expense recorded and the assumptions you used. The minimum value method is not appropriate for issuances to nonemployees.

     All options granted by the Company have been either to employees or directors of the Company. The Company has modified the disclosure in response to the comment. Please see page F-22 of the prospectus.

Note (13) Stockholders’ Equity, page F-22

103.	Supplementally, please clarify for us your accounting treatment for the convertible redeemable preferred stock issued on April 5, 2000 (2,666,666 shares of Series A and B), under the guidelines of EITF 98-5 and the convertible redeemable preferred stock issued from September through December 2001 (3,467,337 shares of Series D), under the guidelines of EITFs 98-5 and 00-27. Please ensure that your response includes your evaluation of the conversion feature, including how you valued the underlying stock into which these shares are convertible.

     The Company advises the staff that the conversion terms of the Company’s convertible redeemable preferred do not have any beneficial conversion features and are not variable as contemplated by EITFs 98-5 and 00-27.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Note (17) Segment Information, page F-24

104.	Please disclose the information required by paragraph 26 of SFAS 131.

     The Company has modified the disclosure in response to the comment. Please see page F-25 of the prospectus.

105.	In disclosing the tabular segment information, please follow the guidelines of paragraph 32 of SFAS 131. Specifically, please provide a reconciliation of the total segments’ net sales to external customers to your total consolidated net sales. At present, net sales to external customers for the year ended January 3, 2004 equals your total consolidated net sales reported on your statement of operations; however, you then report intersegment revenue of $1,524,850. It is not clear to us how this intersegment revenue is eliminated in consolidation.

     The Company has evaluated its disclosure in response to the comment and, upon further review has determined that the intersegment revenue included in the previous disclosure is the inter-company allocation of certain expenses between segments. Accordingly, the disclosure has been revised to eliminate the line for intersegment revenues. Please see page F-26 of the prospectus.

Item 15. Recent Sales of Unregistered Securities, page II-2

106.	For each of the issuances of unregistered securities discussed, state the specific facts relied upon in the particular case to make the stated exemption available.

     The Company has modified the disclosure in response to the comment. Please see pages II-2 - II-4 of the Registration Statement.

107.	For each issuance of securities, disclose both the aggregate and per share price, along with the amounts of each form of consideration received. In doing so, please ensure that you also separately disclose each issuance of options and warrants, along with their terms, fair values and reason for issuance. Please also present issuances to nonemployees separately from issuances to employees.

     The Company has modified the disclosure in response to the comment. Please see pages II-2 - II-4 of the Registration Statement.

* * *

     We appreciate your prompt review of the Registration Statement and look forward to hearing from you with respect to this Amendment No. 2. If you require any additional information on these issues, or if we can provide you with any other information which will facilitate your continued review of this filing, please advise us at your earliest convenience. You may reach R. Randall Wang at 314-259-2149, James H. Erlinger III at 314-259-2723 or me at 314-259-2682, or any of us by fax at 314-259-2020.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Very truly yours,

/s/ John G. Shively

John G. Shively

Enclosures

cc:
Pradip Bhaumik (w/encl.)
Rufus Decker (w/encl.)
James Hoffmeister (w/encl.)
Ellie Quarles (w/encl.)
  Securities and Exchange Commission
Maxine Clark (w/encl.)
Barry Erdos (w/encl.)
Tina Klocke (w/encl.)
  Build-A-Bear Workshop, Inc.
Gerry Carlson (w/encl.)
  KPMG LLP
James H. Erlinger III (w/encl.)
R. Randall Wang (w/encl.)

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Exhibit A

Playthings Magazine Report

Playthings Giants

The Top 25 Toy Retailers of 2002

Playthings

published December 2003

Where to find it

Overview	3
The top 50 by channel (graph)	3
Consumer spending on toys, dolls and games, 2000-2002 (graph)	3
The top 5 (graph/table)	4
Growth giants, biggest percentage and net increase in sales and units (table)	4
Top 5 share (graph)	4
Who owns whom	5
Change in playthings sales by distribution channel (graph)	6
Changes in number of units by distribution channel (graph)	6
Toy partnerships (table)	7
The ranking	8
Addresses for the top 25	13
The contenders	14
Addresses for the contenders	18
Behind the numbers	18
The top 25 by distribution channel	19

Quick key to the ranking

Best Buy	8
Big Lots	15
Build-A-Bear Workshop	20
Circuit City	10
Costco	16
Electronics Boutique	7
FAO	9
Fred Meyer	23
GameStop	6
Hallmark Gold Crown Stores	25
JCPenney	14
KB Toys	4
Kmart	5
Meijer	12
Michaels Stores	24
Musicland	21
Pleasant Company	11
Sam’s Club	19
Sears	17
ShopKo	18
Target	3
Toys “R” Us	2
Toysrus.com	13
Walgreen	22
Wal-Mart	1

Playthings GIANTS 2003

      The toy industry’s Top 25 retailers recorded 2002 playthings sales of $28.4 billion, a 2 percent increase over $27.8 billion in 2001 for the same companies. This increase is slightly lower than the 4 percent increase the U.S. Department of Commerce reported for 2002 retail sales of toys, dolls and games. According to the Personal Consumption Expenditure Survey, consumers spent $49.9 billion last year, compared with $48.0 billion in 2001.

      The big gorilla remains the discount department store channel, particularly Wal-Mart. Discount department stores account for nearly half of the Top 25, with $13.4 billion in playthings sales, a 1.4 percent increase from $13.2 billion in 2001. Wal-Mart’s plaything sales make up nearly two-thirds of the discount store total, and 30 percent of total Giant’s playthings sales.

      As in many retail categories, Wal-Mart is No. 1, with $8.5 billion in 2002 playthings sales, a slim 2.4 percent increase over its 2001 sales. The behemoth discounter opened 43 discount stores and 192 supercenters last year, including 122 discount store conversions and believes there’s even more room to grow. Wal-Mart announced plans to open 50 to 55 new discount stores and 220 to 230 new supercenters, including 140 discount conversions, in 2004.

      No. 3 Target experienced the highest percentage growth in playthings sales among the discounters at 12.8 percent. Target also had the largest dollar increase in playthings sales — $255 million. Overall, the honor of the highest percentage increase in playthings sales goes to a retailer in another channel. Musicland (No. 21), an entertainment/electronics specialist turned in a 37.2 percent increase in playthings sales — reaching $155 million — $100 million less than Target’s dollar increase in sales.

      No. 15 Big Lots also had a healthy 2002 with playthings sales of $250 million, a 10.1 percent increase over 2001’s $227 million. The future looks bright for this closeout discounter as it launched it first-ever national television campaign this April.

      Things were not all peaches and cream in the discount store channel, however. Kmart’s playthings sales were down 15%, the direct result of closing 285 stores as part of its bankruptcy restructuring. Midwest-based Shopko, which includes Pamida stores, also saw declining playthings sales in 2002.

(GRAPH omitted)

      The top five retailers — Wal-Mart, Toys “R” Us, Target, KB Toys and Kmart — account for 74 percent of this year’s Top 25, selling $21.1 billion in playthings. The group experienced a modest 0.3 percent increase in sales over 2001. While Kmart contributed to the biggest drag on sales for the group, the only company in the group with significant playthings sales increases is Target. One of the two toy specialists — Toys “R” Us — had a 2 percent sales decline; the other, KB Toys, had only a 1.5 percent increase.

(GRAPH omitted)

The top 5 garnered 74% of Giants 2002 sales

2002 playthings sales

in billions
Wal-Mart	$8.5
Toys “R” Us	$6.6
Target	$2.3
KB Toys	$2.1
Kmart	$1.7

Source: Playthings market research

      Toy specialists account for exactly one-third of the Top 25, down one percentage point in market share from 2001. In sharp contrast with the sales increases posted by Target and Big Lots, some of the biggest and best-known names among the toy specialists are struggling.

      At No. 2, Toys “R” Us is the leader of the specialty pack, with 2002 playthings sales of $6.62 billion, down from 2001’s $6.75 billion. TRU closed a net of 25 units last year and completed its Mission Possible renovations in all units. Still working to improve the bottom line, TRU announced in November its plans to close all free standing Imaginarium units, as well as all freestanding Kids “R” Us clothing stores.

      No. 4 KB Toys reached $2.06 billion in plaything sales in 2002, compared with $2.03 billion in 2001. KB’s stab at reaching a wider audience includes expanding the “KB Toys at Sears” concept to 600 licensed departments within Sears stores. It also became the exclusive toy supplier for CVS/Pharmacy this year by providing year-round merchandise to the drug store chain.

      In the No. 9 slot, FAO, Inc., including FAO Schwarz, Zany Brainy and The Right Start, experienced a 5 percent decline in playthings sales. FAO, too, is trying to expand its audience. The specialist extended its reach by launching FAO Schwarz boutiques in Carson Pirie Scott

Growth champs, 2001-2002

Biggest sales increases

In dollars

In $ millions

	Top 25	Dollar
Company	Rank	Increase

Target	3	$255.0
GameStop	6	231.6
Wal-Mart	1	200.0
Electronics Boutique	7	149.5
Best Buy	8	96.0
Toysrus.com	13	62.0
Circuit City	10	46.0
Musicland	21	42.0
KB Toys	4	30.0
Big Lots	15	23.0

By percent

	Top 25	Percentage
Company	Rank	Increase

Musicland	21	37.2%
Toysrus.com	13	24.1
GameStop	6	20.6
Electronics Boutique	7	16.4
Build-A-Bear Workshop	20	13.3
Circuit City	10	13.1
Target	3	12.8
Best Buy	6	12.7
Michaels Stores	24	10.8
Walgreen	22	10.7

Biggest units increase

Net increases in number of units

	Top 25	Unit
Company	Rank	Increase

Walgreen	22	320
GameStop	6	193
Electronics Boutique	7	126
Target	3	94
Wal-Mart	1	82
Best Buy	8	67
Build-A-Bear Workshop	20	60
Michaels Stores	24	60
Big Lots	15	45
KB Toys	4	25
Sam’s Club	19	25

Percentage increases in number of units

	Top 25	Percentage
Company	rank	increase

Build-A-Bear Workshop	20	85.7%
GameStop	6	18.6
Electronics Boutique	7	17.3
Best Buy	8	13.8
Target	3	8.9
Walgreen	22	8.7
Michaels Stores	24	8.6
Costco	16	7.0
Sam’s Club	19	5.0
Big Lots	15	3.4

Source: Playthings market research

Added $100 million or more in plaything sales in 2002

Net Increases
in Playthings
Sales
2001 to 2002

$ millions
Target	$255.0
GameStop	$231.6
Wal-Mart	$200.0
Electronics Boutique	$149.5

and Proffitt’s department stores this fall. FAO also struck a deal with Borders Group for the book specialist to select, manage and provide inventory for all of its books, music and video departments. Even with the extra effort, FAO officially announced in November that sales have been disappointing and below expectations. In November, FAO engaged an investment banker to assist it in raising capital. By December, the company announced its bankruptcy filing and was conducting liquidation sales in stores, including the flagship store in New York’s Times Square.

      The bright spot among the toy specialists is privately held Build-A-Bear Workshop. With $170 million in playthings sales in 2002, Build-A-Bear posted a 13.3 percent increase over its 2001 sales of $150 million. Build-A-Bear is currently launching a campaign to license its brand for consumer products, including toys, books, crafts, home furnishings and apparel, under the guidance of Evergreen Concepts. Build-A-Bear opened its first overseas store in Sheffield, England in November and plans a chain of 50 British stores.

      The entertainment/electronics channel continues to gain strength as video and digital games become mainstream mainstays. As a group, the five companies were up an aggregate 17 percent — the biggest gain of any channel — to $3.8 billion, up from $3.2 billion in 2001. Individually, each had double-digit gains, led by Musicland’s whopping 37% increase. Formerly owned by Best Buy, Musicland was purchased by Sun Capital Partners in August.

The 25 Playthings Giants opened 1,129 new stores in 2002, closed 677, for a net gain of 452 stores.

opened 1,129

Closed 677

Net gain 452

      The entertainment/electronics specialists made up a 13 percent of this year’s Top 25, a one percentage point increase from their share in 2001. The biggest sales in the channel come from No. 6 GameStop, with $1.3 billion in playthings sales in 2002, a huge 20.6 percent increase over $1.1 billion in 2001. The specialist opened a net of 193 units last year. GameStop completed an initial public offering in February and former parent company, Barnes & Noble, retained a 63 percent interest in the company.

Who owns whom

Top 25 rank in (parenthesis)

Dollar Tree Dollar Tree Dollar Express Dollar Bills Only One Dollar Only $ One FAO, Inc. (9) FAO Schwarz The Right Start Zany Brainy GameStop (6) GameStop Babbage’s Software Etc. FuncoLand	KB Toys (4) KB Toys KB Toy Works KB Toy Outlet KB Toy Liquidator KB Toy Express eToys.com Kroger Fred Meyer Mattel Pleasant Company (11)	Musicland (21) Musicland Media Play Sam Goody Suncoast Toys “R” Us Toys “R” Us (2) Toysrus.com (12) Imaginarium.com Babiesrus.com Babies “R” Us Wal-Mart Wal-Mart Stores (1) Sam’s Club (19)

      No. 7 Electronics Boutique follows close behind GameStop with $1.1 billion in 2002 playthings sales, a 16.4 percent increase over $911 million in 2001. The electronics retailer claims that its sales were driven up by continued strong sales of Sony’s Playstation 2 software and a full year of sales from Nintendo’s GameCube and Microsoft’s Xbox.

      Eden Prairie, Minn.-based Best Buy ranks at No. 8 and had $845 million in playthings sales last year. Best Buy entered the downloadable music market in October and is contemplating launching an online gaming initiative in the near future. With $396 million in playthings sales, rival No. 10 Circuit City had a healthy 13 percent increase in playthings sales.

      The direct-to-consumer retailers on the Top 25 are No. 11 Pleasant Company with $350 million in playthings sales last year. Owned by publicly held Mattel, this division markets under the American Girl Brand. It operates a retail store in Chicago and opened its second unit in New York City in November.

      No. 13 Toysrus.com, the internet arm of publicly held Toys “R” Us, includes three web sites: Toysrus.com, Babiesrus.com and Imaginarium.com. The three sites together achieved playthings sales of $319 million last year, up a robust 24 per cent from $257 million in 2001. Toysrus.com continues its strategic alliance with Amazon.com to assist in fulfillment and web site development.

What’s growing?

Change in playthings sales, 2001-2002

[Graph omitted]

Store openings and closings by channel, 2002

[Graph omitted]

      JCPenney and general merchandiser Sears make up the department store channel. Together these two retailers had playthings sales of $485 million, down 11.8 percent from $550 million the previous year.

      Other channels represented on the Playthings Giants list consist of warehouse clubs, Costco and Sam’s Club; the drug store chain Walgreen; the hobby specialist Michaels Stores; and, Hallmark Gold Crown Stores. Michaels had a 10.8 percent increase in playthings sales last year and Walgreen had a 10.7 percent increase. Walgreen’s success is in part explained by its opening a net of 320 stores last year.

      Store openings, in fact, played a big role in the large sales increases posted by both the “other” stores channel and the entertainment/electronics specialists. Entertainment/ electronics specialty retailers among the Playthings Giants opened a net of 425 new stores in 2002 — contributing significantly to the channels 17% increase in sales.

      Stores in the “other” category — Costco, Sam’s Club, Walgreen, Michaels and Hallmark — which had a 12% playthings sales increase — opened a net of 225 stores during 2002. During 2002 Walgreen’s opened 320 new stores, offset by the closing of 200 Hallmark Gold Crown stores.

      Discount department stores on the top 25 closed a net of 61 units — mostly Kmarts. The channel had a slim 1 percent increase in sales.

      Toy specialists among the Playthings Giants opened a net of 47 new stores last year. In addition to brick and mortar, the toy specialists are working to expand their sales potential by forming strategic alliances. The jury’s still out on the success of these partnerships in pulling the large toy specialists out of their profitability doldrums.

Toy partnerships

Companies	Relationships

FAO (9) and Border’s Group	Borders selects, manages and provides inventory for books, music and videos in all FAO Inc. stores.
FAO (9) and Carson Pirie Scott	FAO Schwarz boutiques in Carson Pirie Scott department stores.
FAO (9) and Proffitt’s	FAO Schwarz boutiques in Proffitt’s department stores.
KB Toys (4) and CVS Pharmacy	KB Toys supplies all toys for CVS stores year round.
KB Toys (4) and Sears (17)	KB Toys departments in Sears stores.
KB Toys (4) and Buy.com	Co-branded toy store on Buy.com.
Toys “R” Us (2) and Albertson’s	Toys “R” Us departments in Albertson’s supermarkets.
Toysrus.com (12) and Amazon.com	Strategic alliance to assist in fulfillment and development of Toys “R” Us web sites.
Hallmark Gold Crown (25) and Pleasant Co. (11)	Hallmark stores market accessory products based on Pleasant Co.’s historical doll collection.

Playthings Top 25

		Estimated
		Playthings Sales in			Total Number
		Millions $			of Stores
				% Change
Company, Headquarters		2002	2001	2001-2002	2002	2001

1	Wal-Mart, Bentonville, Ark.	$8,500	$8,300	2.4%	2,826	2,744

Publicly held, fiscal year ended Jan. 31. Sales and store count are for U.S. stores only and exclude Sam’s Club locations (ranked separately, see No. 19). Opened 43 discount stores and 192 supercenters in 2002, including 122 discount store conversions. Announced in September its expansion plans for 2004: 50 to 55 new discount stores and 220 to 230 new supercenters, including 140 discount conversions. Launched its six-month deal with Walt Disney Co. this Fall making it the exclusive source through the holidays for toys and other merchandise from the new Kim Possible kids franchise. Sporting goods and toys accounted for 6 percent of 2002 sales, down from 7 percent in 2001 and 2000. Total 2002 sales were $157.1 billion, up 12.9 percent from $139.1 billion in 2001. For the third quarter ended Oct. 31, sales were $42.4 billion, up 12.8 percent from $37.6 billion for the third quarter of 2002.

2	Toys “R” Us, Paramus, N.J.	$6,615	$6,747	-2.0%	718	743

Publicly held, fiscal year ended Feb. 1. Sales and store count are for U.S. Toys “R” Us units, as well as 37 stand-alone Imaginarium specialty stores. Does not include Toysrus.com or Imaginarium.com sales (ranked separately, see No. 13). Units average 30,000 to 45,000 sq. feet of selling space. Opened four prototype Geoffrey stores last year featuring toys and apparel, as well as an area to hold child parties. Expanded this concept to 17 new Geoffrey’s Toys “R” Us stores in four test markets this September. Signed a deal to install 1,100 toy departments in Boise, Idaho-based Albertson’s supermarkets in June. Opened eight toy departments in Baltimore, Md.-based Ahold’s Giant Food division last year. Completed its Mission Possible store renovations in October 2002. Continued to build its Imaginarium learning category and expanded it to all units in 2002. The Times Square flagship store celebrated its one-year anniversary in November 2002. Total 2002 sales were $6.7 billion, down 1.9 percent from $6.9 billion in 2001. For the second quarter ended Aug. 2, comp store sales decreased 2.4 percent. Announced in November its plans to close all 146 freestanding Kids R Us stores and all 36 freestanding Imaginarium stores by the end of January 2004.

3	Target, Minneapolis	$2,250	$1,995	12.8%	1,147	1,053

Publicly held, fiscal year ended Feb. 1. Sales and store counts are for U.S. Target stores only, including 94 SuperTargets. Also sells toys through its website Target.com, powered by Amazon.com. Opened 114 new units in 2002, including 32 new SuperTargets. Sales per sq. foot were $278 last year, up from $275 in 2001. Comp store sales for 2002 were up by 2.2 percent. Total 2002 sales were $36.9 billion, up 13.3 percent from $32.6 billion in 2001. For the third quarter ended Nov. 1, sales were $9.64 billion, up 13.9 percent from $8.46 billion in the third quarter of 2002. Operated 1,227 stores at the end of the third quarter.

4	KB Toys, Pittsfield, Mass.	$2,060	$2,030	R	1.5%	1,325	1,300

Privately held, fiscal year ended January. Operates under the names of KB Toys, KB Toy Works, KB Toy Outlet, KB Toy Liquidator, KB Toy Express, KBtoys.com and eToys.com in 50 states, the District of Columbia, Guam and Puerto Rico. In a class action lawsuit settlement, KB changed its price labeling practices and refunded $3 million between Oct. 8 and Oct. 14 by offering all customers a 30 percent at-register discount on purchase of $30 or more. Expanded its “KB Toys at Sears” concept this year to 600 licensed departments in Sears (ranked separately, see No. 17) throughout the U.S. and Puerto Rico. The Sears “store-within-a-store” concept debuted as a 29-store test in 2001 and expanded to 77 stores last year. Became the exclusive toy supplier for CVS/Pharmacy this year, providing year-round merchandise programs, as well as all fulfillment aspects. Partnered with Buy.com in November for a co-branded toy store at Buy.com. Debuted a “bill me later” option on KBtoys.com in November. KB Toys average 3,500 square feet. Operates four distribution centers in Pittsfield, Mass, Montgomery Ala., Glendale, Ariz. and Clinton, N.J. Also operates a fulfillment center for its KBtoys.com and Etoys.com websites in Blairs, Va. Total 2002 sales estimated at $2.06 billion, up 1.5 percent from $2.03 billion in 2001.

All Playthings sales information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS=No stores

R=Revised from updated information

All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

		Estimated
		Playthings Sales in
		Millions $				Total Number
						of Stores
					% Change
Company, Headquarters		2002	2001		2001-2002	2002	2001

5	Kmart, Troy, Mich.	$1,700	$1,999		-15.0%	1,829	2,114
	Publicly held, fiscal year ended Jan. 29. Sales and store counts are for U.S. locations only. Emerged from Chapter 11 bankruptcy protection on May 6 from Jan. 22, 2002 filing. Closed 283 stores last year (270 discount stores and 12 supercenters) and another 316 will close by the end of the year. Expects to return to profitability in 2004. Launched its new branding advertising campaign during the Major League Baseball’s World Series in October. The new campaign, “Kmart, Right Here, Right Now,” focuses on the new American consumer and has fresh, multi-cultural and urban themes. 2002 sales per square were $212, down from $235 in 2001. Total 2002 sales were $30.8 billion, down 14.9 percent from $36.2 billion in 2001. For the second quarter ended July 30, sales were $5.65 billion, down 21.3 percent from $7.18 billion in the second quarter of 2002.
6	GameStop, Grapevine, Texas	$1,353	$1,121		20.7%	1,231	1,038
	Publicly held, fiscal year ended Feb. 1. Parent company, Barnes & Noble, completed an initial public offering for the GameStop subsidiary in February and retained an approximate 63 percent interest. Operates under the banners of GameStop, Babbage’s, Software Etc. and FuncoLand. Expects to have all stores rebranded to the GameStop name by the end of fiscal 2003. Also sells through its Gamestop.com site and publishes Game Informer, a video game magazine. Acquired a controlling interest in Gamesworld Group Limited, a video game and entertainment software specialist with 11 stores in Ireland in August. Opened 210 stores last year. Total 2002 sales were $1.35 billion, up 20.7 percent from $1.12 billion in 2001. For the second quarter ended Aug. 2, sales were $305.7 million, up 11 percent from $274.3 million in the second quarter of 2002.
7	Electronics Boutique, West Chester, Pa.	$1,061	$911	R	16.4%	855	729
	Publicly held, fiscal year ended Feb. 1. Sales and store counts are for U.S. units only. Opened 270 new stores last year. Mall-based stores average 1,200 sq. feet and shopping center-based stores average 1,700 sq. feet. Total 2002 sales were $1.31 billion, up 23.6 percent from $1.06 billion in 2001. Comp store sales for the year increased 8.3 percent. Sales were driven by continued strong sales of Sony’s PlayStation 2 software and a full year of sales from Nintendo’s GameCube and Microsoft’s Xbox. For the second quarter ended Aug. 2, sales were $302.1 million, up 15 percent from $262.6 million in the second quarter of 2002.
8	Best Buy, Eden Prairie, Minn.	$845	$750		12.7%	548	481
	Publicly held, fiscal year ended March 1. Sales and store counts are for U.S. Best Buy stores and Bestbuy.com only. Stores average 44,200 sq. feet of selling space. Entertainment software, including video game hardware, video game software and computer software accounted for 22 percent of total sales in 2002 and 2001. Opened a new prototype store in Fall 2002 to serve markets too small to support the average store. Unveiled its new headquarters in Minneapolis in May. Total 2002 sales were $19.3 billion up 12.8 percent from $17.1 billion in 2001. For the second quarter ended Aug. 30, sales were $4.9 billion, up 14.6 percent from $4.3 billion in the second quarter of 2002. Comp store sales increased 7.5 percent for the second quarter.
9	FAO, King of Prussia, Pa.	$410	$432	R	-5.1%	243	256
	Fiscal year ended Feb. 1. Filed for Chapter 11 bankruptcy on Jan. 13 and emerged on April 23. Filed again for Chapter 11 bankruptcy December 4. Began inventory clearance sales on December 5 in all Zany Brainy. FAO Schwarz and The Right Start stores nationwide. Announced that it will begin immediate liquidation of stores. Sales and store counts are for FAO Schwarz. Right Start and Zany Brainy units. Also sells Right Start merchandise online and through its Right Start catalog, sells Zany Brainy merchandise online; and, sells FAO Schwarz online and through catalogs. As of April, operated 38 Right Start units, 15 FAO Schwarz units and 89 Zany Brainy units in 29 states. FAO Schwarz began selling toys through boutiques in Saks department stores this year. Entered into a partnership with Borders and Walden Books in August. Borders will select, manage and provide the inventory for books, music and video departments in all of FAO Inc.’s stores. FAO Schwarz added children’s furniture and home accent products to its flagship store through a P.J. Kids-branded boutique in November. FAO’s corporate 2002 sales were $460.4 million, up 86.1 percent from $247.4 million in 2001 when only 20 weeks from Zany Brainy and 4 weeks from FAO Schwarz were included in the company’s sales figures. For the second quarter ended Aug. 2, sales were $46.3 million, down 48.5 percent from $90 million in the second quarter of 2002.

All Playthings sales information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS=No stores

R=Revised from updated information

All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closes to date.

		Estimated
		Playthings Sales			Total Number
		in millions $			of Stores
				% Change
Company, Headquarters		2002	2001	2001-2002	2002	2001

10	Circuit City, Richmond, Va.	$396	$350	13.1%	626	624
	Publicly held, fiscal year ended Feb. 28. Operated 611 Superstores and 15 Circuit City Express stores at the end of its fiscal year. Also sells online at Circuitcity.com. Entertainment sales, including video and computer games, accounted for 13 percent of 2002 sales, up from 12 percent in 2001. Sales per sq. foot were $491 in 2002, up from $478 in 2001. Comp store sales increased 4 percent in 2002. Total 2002 sales were $9.95 billion, up 4.6 percent from $9.52 billion in 2001. For the second quarter ended Aug. 31, total sales were $2.16 billion, a 3 percent decrease from $2.22 billion in the second quarter of 2002. Comp store sales decreased 5 percent for the second quarter. At end of second quarter, operated 612 Superstores and 13 mall-based Circuit Express stores in 159 markets.
11	Pleasant Company, Middleton, Wisc.	$350	$341	2.8%	1	1
	Part of publicly held Mattel, fiscal year ends Dec. 31. Markets under the American Girl brand. Sales are for Pleasant Company’s American Girl dolls and accessories and its American Girl retail store and entertainment site in Chicago. A second American Girl retail store in New York City opened in November. Has a licensing agreement with Hallmark Gold Crown Stores to produce exclusive product based on the American Girls Collection. Total 2002 worldwide sales for Mattel were $4.88 billion, up 4 percent over $4.69 billion in 2001. In February, Mattel announced changes in reporting its operations to include the American Girl Brand as a separate operating segment. Through the third quarter ended Sept. 30, the American Girl Brand had sales of $144.3 million, down 4 percent from $150.7 million through the third quarter of 2002.
12	Meijer, Grand Rapids, Mich.	$340	$330	3.0%	156	152
	Family-owned discount superstore in operation since 1934. Has stores in Illinois, Indiana, Kentucky, Michigan and Ohio. Stores average 200,000 to 250,000 sq. feet and stock about 120,000 items. Has a baby registry. Opened four new units in 2002. Reevaluated its growth plans last year and began focusing on store remodels instead. Store remodels include an interactive video game zone, a reorganization of departments to enhance cross-promotional opportunities, as well as more of an emphasis on brands. Cut 350 salaried jobs in September. Began a pilot program in April to better serve the Hispanic market with new products and new signage. Total 2002 sales were estimated at $10.9 billion, up 9 percent from $10 billion in 2001.
13	Toysrus.com, Ft. Lee, N.J.	$319	$257	24.1%	NS	NS
	Fiscal year ended Feb. 1. Part of publicly held Toys “R” Us (ranked separately, see No. 2). Sales are for Toysrus.com, Babiesrus.com, Imaginarium.com and Personalizedbyrus.com. Achieved its first operating profit of $3 million in the fourth quarter of 2002. Continued its strategic alliance with Amazon.com, where responsibilities are divided between Amazon and Toysrus.com for all three sites. The alliance expires in 2010. Launched Sportsrus.com, a new sporting goods e-commerce site, in September. Opened Personalizedbyrus.com in November 2002, offering personalized gifts for all ages. Total 2002 sales were $340 million, up 22.7 percent from $277 million in 2001. For the second quarter ended Aug. 2, sales were $51 million, a 21 percent increase over $42 million in the second quarter of 2002.
14	JCPenney, Plano, Texas	$270	$325	-16.9%	1,049	1,075
	Publicly held, fiscal year ended Jan. 25. Toys are sold through its Big Book catalog, online at JCPenney.com and seasonally within infant and children’s departments. Excludes sales from the Eckerd drug store division. Opened three new stores last year and closed 29. Debuted its new off-mall format in November with a 94,000-square-foot unit in Cedar Hill, Texas. Penney will open three test off-mall stores. Catalog sales decreased 22 percent in 2002 and Internet sales increased 17.8 percent. Reinvented its catalog last year resulting in the 530-page 2002 Christmas edition. Closed 40 percent of its catalog fulfillment centers this year. Total 2002 sales were $17.7 billion, down 2.5 percent from $18.2 billion in 2001. For the third quarter ended Oct. 25, sales were $4.34 billion, up 0.8 percent from $4.31 billion in the third quarter of 2002.

All Playthings sales Information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS=No stores

R=Revised from updated information

All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

		Estimated
		Playthings Sales				Total Number
		in Millions $				of Stores

Company, Headquarters		2002	2001		% Change 2001-2002	2002	2001

15	Big Lots, Columbus, Ohio	$250	$227	R	10.1%	1,380	1,335
	Publicly held, fiscal year ended Feb. 1. Opened 87 new stores and closed 42 in 2002. Launched its first-ever national television campaign in April. For 2002, comp store sales were up 7.7 percent; customer transactions were up 2.8 percent; and, the value of the average transaction was up 4.9 percent. Experienced strong 2002 gains in domestics, furniture, hardlines, consumables, toys and home decor. Total 2002 sales were $3.9 billion, up 12.7 percent from $3.4 billion in 2001. For the third quarter ended Nov. 1, sales were $948.1 million, up 9.2 percent from $868.2 million in the third quarter of 2002.
16	Costco, Issaquah, Wash.	$230	$210		9.5%	304	284
	Publicly held, fiscal year ended Sept. 1. Sales and store counts are for U.S. locations only, for the trailing 12 months ended Feb. 17. Toys may be purchased at all warehouse clubs and online at Costco.com. Brands include Barbie, Disney, Fisher-Price, Lego, Hot Wheels and Little Tikes. Opened its first home furnishings prototype store in Kirkland, Wash. in December 2002. For the fiscal year ended Sept. 1, comp store sales were up 6 percent. Headlines, including toys, for fiscal 2002 accounted for 19 percent of total sales, the same as in 2001 and down from 20 percent in 2000. Total 2002 trailing 12 month sales were $39.4 billion, up 9.5 percent from $35.9 billion in 2001. Net sales for fiscal 2003, ended Aug. 31, were $41.7 billion, up 10 percent from $38.0 billion in fiscal 2002. Comp store sales increased 5 percent for fiscal 2003.
17	Sears, Hoffman Estates, Ill.	$215	$225		-4.4%	872	867
	Publicly held, fiscal year ended Dec. 28. Sales and store counts are for full-line stores only. Full-line stores average 90,000 sq. feet of selling space. Retail store revenues averaged $303 per sq. foot last year, down from $318 in 2001. In October, opened its first off-the-mall stores, Sears Grand stores, in West Jordan, Utah. The Sears Grand format will remain as a pilot program for two years and could eventually replace up to 300 undersized mall stores. Sears Grand includes a year-round toy department and an expanded electronics department, including video games. Completed the rollout of Lands’ End in 401 stores in March. Relaunched its Web site with easier navigation in October. Total 2002 sales were $23.0 billion, down 5.3 percent from $24.3 billion in 2001. For the third quarter ended Sept. 27, revenues were $7.34 billion, up 1.1 percent from $7.26 billion in the third quarter of 2002.
18	ShopKo, Green Bay, Wis.	$190	$205		-7.3%	364	366
	Publicly held, fiscal year ended Feb. 1. Sales and store counts are for ShopKo and Pamida units. ShopKo stores are located in 15 Midwest, Pacific Northwest and Western Mountain states and Pamida stores in 16 Midwest, North Central and Rocky Mountain states. Announced in October its plans to open a ShopKo Express Rx store in the Green Bay, Wis. area, along with two other locations by the Fall of 2004. Hardlines at ShopKo last year, including toys, accounted for 53 percent of total sales, down from 55 percent in 2001. Pamida’s hardlines accounted for 67 percent of total sales in 2002, down from 69 percent in 2001. Total 2002 sales were $3.24 billion, down 4 percent from $3.37 billion in 2001. For the second quarter ended Aug. 2, total sales were $764.7 million, down 2.4 percent from $783.4 million in the second quarter of 2002. Three Pamida stores were closed during the second quarter.
19	Sam’s Club, Bentonville, Ark.	$185	$180		2.8%	525	500
	Division of publicly held Wal-Mart, fiscal year ended Jan. 31. Sales and store counts are for Sam’s Clubs only (Wal-Mart stores ranked separately, see No. 1). Operates clubs in 48 states. Club average 125,000 sq. feet. Toys are also sold online at Samsclub.com. Opened 25 new units in 2002. Announced its 2004 expansion plans in September: 35 to 40 clubs, 20 of which will be relocations or expansions of existing units. Hardlines, including toys, accounted for 19 percent of 2002 total sales, down from 20 percent in 2001 and 21 percent in 2000. Comp store sales increased 2.3 percent last year. Total 2002 sales were $31.7 billion, up 7.8 percent from $29.4 billion in 2001. For the third quarter ended Oct. 31, sales were $8.6 billion, up 11.2 percent from $7.7 billion for the third quarter of 2002.

All Playthings sales information, except for publicly held companies that break out line-of-business sales of toys, are Playthings market research estimates.

NS=No stores
R=Revised from updated information
All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

		Estimated
		Playthings Sales				Total Number
		in Millions $				of Stores

Company, Headquarters		2002	2001		% Change 2001-2002	2002	2001

20	Build-A-Bear Workshop, Saint Louis, Mo.	$170	$150		13.3%	130	70
	Privately-held, fiscal year ended December. As of September, had opened 12 new units. Plans to open at least eight more U.S. units and four Canada units by the end of the year. Long-term plans include 40 to 50 Canadian units and up to 400 in the U.S., with further expansion planned into the United Kingdom, Denmark and Japan. Stores feature wall-mounted bins stocked with empty bear, pony, giraffe, monkey, moose and more shapes, ready to be stuffed. Once stuffed and installed with a red heart containing a personal wish and a special sound, the more than twenty different kinds of animals can be decked out in all manner of costumes, including the latest NBA or WNBA uniforms. Also sold online at www.buildabear.com.
21	Musicland, Minnetonka, Minn.	$155	$113	R	37.2%	1,195	1,321
	Fiscal year ended March 1. Part of publicly held Best Buy (ranked separately, see No. 8) in 2002 and purchased by Sun Capital Partners in August 2003. Operates stores in 48 states, the District of Columbia, the U.S. Virgin Islands and Puerto Rico. Also sells online through the names of Media Play, Sam Goody and Suncoast. Toys include video software, computer software and video hardware. Began changing the name of its On Cue stores to the Sam Goody name last year. Opened 42 new stores and closed 168 in 2002. Gaming accounted for 9 percent of 2002 total revenues, up from 6 percent in 2001. Total 2002 sales were $1.73 billion, down 8.4 percent from $1.89 billion in 2001.
22	Walgreen, Deerfield, Ill.	$155	$140		10.7%	3,998	3,678
	Fiscal year ended Aug. 31, 2002. Sales and store counts are for the trailing 12 months ended Feb. 28. The nation’s largest drugstore chain also sells toys online at www.walgreens.com. General merchandise, including toys, accounted for 29 percent of total sales in fiscal 2002, down from 30 percent in fiscal 2001. Opened 430 new stores during the most recent fiscal year ended Aug. 31. Comp store sales were up 8.6 percent for fiscal 2003. Increased its 24-hour locations from 900 to 1,112 during fiscal 2003. Total 2002 trailing 12 month sales were $30.6 billion, up 14.8 percent from $26.6 billion in 2001. For fiscal 2003 ended Sept. 29, sales were $32.5 billion, up 13.3 percent from $28.7 billion in fiscal 2002.
23	Fred Meyer, Portland, Ore.	$155	$150		3.3%	133	132
	Part of publicly held Kroger, fiscal year ended Feb. 1. Sales and store counts are for Fred Meyer only. The supercenter pioneer operates units in Alaska, Idaho, Oregon, Utah and Washington. Units average 145,000 sq. feet. Began renovating units this year, including its Tacoma, Wash. and Eugene, Ore., stores. Renovated stores have a redesigned store layout focusing on the three areas of home, food and apparel and also feature new fixtures, checkout stands and expanded departments. The home area occupies nearly one-third of the new stores. Has opened two new units this year, one in Bellingham, Wash. and another in Alaska in April. Total 2002 sales estimated at $4.7 billion, up 2.3 percent from $4.6 billion in 2001.
24	Michaels Stores, Irving, Texas	$144	$130		10.8%	755	695
	Publicly held, fiscal year ended Feb. 1. Sales and store counts are for Michaels Stores only and do not include Aaron Brothers stores and Star Wholesale stores. Opened 67 new units last year, closed seven and relocated 18. Units average 18,200 sq. feet of selling space. Toys include wooden and plastic model kits and related supplies, kids crafts, plush toys and paint-by-number kits. Opened two ReCollections scrapbooking stores in the Dallas-Fort Worth, Texas area this year. Plans to expand this concept in the Dallas, Phoenix, Atlanta and metro-Washington, D.C. markets in 2004. Total 2002 sales were $2.86 billion, up 12.9 percent from $2.53 billion in 2001. For the third quarter ended Oct. 31, sales were $755 million, up 7 percent from $704.6 million for the third quarter of 2002. Same store sales for the third quarter grew 2 percent.
25	Hallmark Gold Crown Stores, Kansas City, Mo.	$130	$140		-7.1%	4,300	4,500
	Privately held, fiscal year ended December. Estimated sales and store counts are for Hallmark Gold Crown stores only. A majority of the 4,300 Hallmark Gold Crown stores are independently owned and managed. Stores offer greeting cards, stationery, gift wrap, ornaments, party ware and gifts. Product selections are made by store owners and may include toys, many manufactured by companies other than Hallmark. Hallmark Gold Crown stores market accessory products based on Pleasant Company’s historical doll collection through an agreement since 2002 with Mattel. Parent Company, Hallmark Cards had 2002 sales of $4.2 billion, an increase of 5 percent over $4 billion for 2001.

All Playthings sales information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS=No stores

R=Revised from updated information

All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

Addresses for the top 25

Rank in parenthesis

Best Buy (8)	Hallmark Gold Crown Stores (25)	Sears (17)
7075 Flying Cloud Drive Eden Prairie, MN 55344 Phone: (952) 947-2450 Fax: (612) 292-4001 www.bestbuy.com	2501 McGee St. Kansas City, MO 64108 Phone: (816) 274-5111 Fax: (816) 274-5061 www.hallmark.com	3333 Beverly Road Hoffman Estates, IL 60179 Phone: (847) 286-2500 Fax: (847) 286-4994 www.sears.com
Big Lots (15)	JCPenney (14)	ShopKo (18)
300 Phillipi Road Columbus, OH 43228 Phone: (614) 278-6800 Fax: (614) 278-6666 www.biglots.com	6501 Legacy Drive Plano, TX 75024 Phone: (972) 431-1000 Fax: (972) 431-8848 www.jcpenney.com	700 Pilgrim Way Green Bay, WI 54304 Phone: (920) 429-2211 Fax: (920) 429-4133 www.shopko.com
Build-A-Bear Workshop (20)	KB Toys (4)	Target (3)
1954 Innerbelt Business Center Drive Saint Louis, MO 63114 Phone: (314) 423-8000 Fax: (314) 423-8188 www.buildabear.com	100 West St. Pittsfield, MA 1201 Phone: (413) 496-3000 Fax: (413) 496-3616 www.kbtoys.com	33 S. Sixth St. Minneapolis, MN 55440 Phone: (612) 304-6073 Fax: (612) 696-3731 www.target.com
Circuit City (10)	Kmart (5)	Toys “R” Us (2)
9950 Mayland Drive Richmond, VA 23233 Phone: (804) 527-4000 Fax: (804) 527-4164 www.circuitcity.com	3100 W. Big Beaver Road Troy, MI 48084 Phone: (248) 463-1000 Fax: (248) 463-3241 www.kmart.com	461 From Road Paramus, NJ 07652 Phone: (201) 262-7800 Fax: (973) 617-4006 www.toysrus.com
Costco (16)	Meijer (12)	Toysrus.com (13)
999 Lake Drive Issaquah, WA 98027 Phone: (425) 313-8100 Fax: (425) 313-6430 www.costco.com	2929 Walker Ave. N.W. Grand Rapids, MI 49544 Phone: (616) 453-6711 Fax: (616) 453-6067 www.meijer.com	461 From Road Fr. Lee, NJ 07652 Phone: (201) 262-7800 Fax: (973) 617-3017 www.toysrus.com
Electronics Boutique (7)	Michaels Stores (24)	Walgreen (22)
931 S. Matlack St. West Chester, PA 19382 Phone: (610) 430-8100 Fax: (610) 430-6574 www.ebworld.com	8000 Bent Branch Drive Irving, TX 75063 Phone: (972) 409-1300 Fax: (972) 409-1556 www.michaels.com	200 Wilmot Road Deerfield, IL 60015 Phone: (847) 940-2500 Fax: (847) 914-3134 www.walgreens.com
FAO (9)	Musicland (21)	Wal-Mart (1)
2520 Renaissance Boulevard King of Prussia, PA 19406 Phone: (610) 292-6600 Fax: (610) 278-7805 www.fao.com	10400 Yellow Circle Drive Minnetonka, MN 55343 Phone: (952) 931-8367 Fax: (952) 931-8145 www.musicland.com	702 S.W. Eighth St. Bentonville, AR 72716 Phone: (479) 273-4000 Fax: (479) 273-4329 www.wal-mart.com
Fred Meyer (23)	Pleasant Company (11)
3800 S.E. 22nd Ave. Portland, OR 97202 Phone: (503) 232-8844 Fax: (503) 797-5609 www.fredmeyer.com	8400 Fairway Place Middleton, WI 53562 Phone: (608) 836-7200 Fax: (608) 828-4780 www.mattel.com
GameStop (6)	Sam’s Club (19)
2250 William D. Tate Ave. Grapevine, TX 76051 Phone: (817) 424-2000 Fax: (817) 424-2820 www.gamestop.com	608 S.W. Eighth St. Bentonville, AR 72716 Phone: (479) 273-4000 Fax: (479) 277-7526 www.samsclub.com

Contenders

Playthings has ranked the Top 50 Playthings retailers since 1999. This year, for the first time, an editorial decision was made to rank only the Top 25. This is a direct result of the change in the toy retail atmosphere as the major players have been consolidating and filing for bankruptcy, as well as the overall downturn in the U.S. economy. As a result, we are presenting a list of contenders for the Top 25, all still vital players within the toy market.

In fact, the 14 contenders, as a group, outperformed the top 25 in sales growth. The 14 had an aggregate playthings sales increase of 12% in 2002, compared with a 2% increase for the Top 25.

Our contenders consist of toy specialists, discounters, entertainment/electronics specialists, hobby/craft specialists, warehouse clubs, kids specialists, military PXs and direct-to-consumer retailers.

Discount department stores, specifically the “dollar store” breed, and hobby/craft specialists fared the best among our contenders, both experiencing double-digit growth in playthings sales. Chesapeake, Va.-based Dollar Tree Stores registered the largest growth among the contenders, a 17 percent increase in playthings sales, $55 million in 2002 versus $47 million in 2001. The discounter opened a net of 288 stores in 2002. Another discounter, Family Dollar, experienced a 16.7 percent increase in playthings sales last year, spurred by opening a net of 454 stores.

Hobby Town USA, the Lincoln, Neb.-based franchiser, sold $108 million in playthings sales last year, a 15.1 percent increase of its 2001 playthings sales of $94 million. Toys at Hobby Town include radio-controlled vehicles, activity toys, computer games, electronic train sets and accessories, games, puzzles and outdoor toys.

14 contenders had playthings sales of $963.5 million in 2002 — an increase of 12% over their 2001 playthings sales.

Hobby Lobby, the Oklahoma, Okla.-based hobby specialist, garnered $48 million in playthings sales in 2002. The privately-held retailer opened a net of 41 units last year.

Another contender with double-digit growth is Babies “R” Us. The kids specialist pulled in $91 million in playthings sales last year, a 13.7 percent increase over $80 million in 2001. Toys consist of infant and toddler toys, including the Lamaze, Fisher-Price and Safety 1st brands. The strategy employed by Babies “R” Us is to win customers over before they even give birth.

The toy specialists on our contenders list include Learning Express, Disney Stores and Vermont Teddy Bear. Learning Express, the Ayer, Mass.-based franchiser, experienced a 10 percent drop in playthings sales, pulling in $90 million last year compared with $100 million in 2001. The specialist closed a net of 24 stores last year.

Disney Stores garnered $59 million in 2002 playthings sales, a 1.7 percent increase over $58 million in 2001. The specialist, which has been tinkering with its merchandise mix for several years in an attempt to boost profitability, had closed 75 stores by the end of September 2002. It is in the process of trimming its headquarters’ staff and store numbers to make the chain more attractive to potential buyers.

Shelburn, Vt.-based Vermont Teddy Bears had $38 million in playthings sales last year, flat with 2001. This toy specialist has expanded its reach to include a PajamaGram and a TastyGram service. Vermont Teddy Bears further diversified this September by purchasing fresh-flowers cataloger Calyx & Corolla.

Moving steadily up the list of contenders in BJ’s Wholesale Club. This warehouse club had playthings sales of $65 million last year. It’s total sales have climbed consistently, reaching $5.7 billion in 2002, a 12.2 percent increase over 2001. BJ’s opened 13 new units last year and plans to open 12 or 13 new units by the end of its fiscal year.

Playthings Contenders

	Estimated
	Playthings Sales				Total Number
	in Millions $				of Stores
				% Change
Company, Headquarters	2002	2001		2001-2002	2002	2001

Army & Air Force Exchange Service, Dallas	$86	$91		-4.8%	139	144
Sales are based on worldwide revenues, excluding food, services and vending. Serves active-duty military personnel, guard and reservists, retirees and their families. Has more than 160 main stores or shopping centers worldwide and in every state. Also sells through catalogs and online. AAFES funds its operating budget solely from the sales of merchandise, food and services and receives no funding from the Department of Defense. Sales of bicycles are excluded from both the 2002 and 2001 toy figure. Total 2002 worldwide revenues were $6.45 billion, up 3 percent from $6.25 billion in 2001.
Babies “R” Us, Paramus, N.J.	$91	$80	R	13.7%	183	165
Fiscal year ended Feb. 1. Part of publicly held Toys “R” Us (ranked separately, see No. 2). Sales and store counts are for U.S. Babies “R” Us stores only. Does not include Babiesrus.com sales (ranked separately as part of Toysrus.com, see No. 12). Opened 19 new stores last year. Toy selection includes infant, toddler and preschool toys, including the Lamaze, Fisher-Price, Safety 1st, Tomy, Evenflo and Hasbro brands. Total 2002 sales were $1.6 billion, up 12.2 percent from $1.4 billion in 2001. For the second quarter ended Aug. 2, sales increased 13 percent and comp store sales increased 4.2 percent. Five new stores had opened through the second quarter, with approximately 10 more to open during the fiscal year.
BJ’s Wholesale, Natick, Mass.	$65	NA		NA	140	130
Publicly held, fiscal year ended Feb. 1. Operates clubs in 16 states. Opened 13 new units last year and closed three. Entered the Atlanta market last year with four new prototype clubs. Plans to open 12 or 13 new units this year, all of which are expected to be in existing markets. At the end of its second quarter, four clubs had opened. Repositioned itself to focus on the retail consumer this year, particularly to meet the needs of married women with families. General merchandise, including toys, accounted for 39 percent of 2002 total sales. Comp stores sales increased 2 percent last year. Total 2002 sales were $5.73 billion, up 12.2 percent from $5.11 billion in 2001. For the second quarter ended Aug. 2, sales were $1.64 billion, up 13.9 percent from $1.64 billion in the second quarter of 2002.
Discovery Toys, Livermore, Calif.	$37	$39	R	-5.1%	NS	NS
Publicly-held, fiscal year ended Dec. 31. Estimates for U.S. sales only. Direct-selling company offering more than 200 products including toys, games, books and software through some 30,000 independent educational consultants in the U.S. and Canada. Acquired by Eos International in 2001 in a reverse merger with Discovery Toys becoming the focus of the company. Shareholders of Discovery Toys hold a majority stake in Eos. Introduces nearly 80 new products each year. The marketing strategy for 2003 includes focusing on the Hispanic, African American and Asian populations in the U.S. Total 2002 revenues for parent company Eos International were $95 million, up 114 percent over $44.3 million in 2001.
Disney Stores, Glendale, Calif.	$59	$58		1.7%	406	482
Publicly held, fiscal year ended Sept. 30. Sales and store counts are based on the trailing 12 months ending Dec. 31. Markets Disney products and services through retail stores as part of its Consumer Products division. Continues to test a new merchandising strategy, Disney Play, that started in 2001 focusing on toys, dress-ups and plush. Closed 75 store locations by the end of September 2002. Announced in the spring its plan to trim headquarters’ staff by 20 percent and store numbers in North America to fewer than 300 in preparation for the possible sale of the chain. Plans include restructuring stores to sell high-end merchandise in an effort to set them apart from other direct distribution partners including Kmart, JCPenny and Wal-Mart. Total 2002 trailing 12 revenues for all segments were $25.8 billion, up 4 percent from $24.8 billion in 2001.

All Playthings sales information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS = No stores
R = Revised from updated information
All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

	Estimated
	Playthings Sales				Total Number
	in Millions $				of Stores
				% Change
Company, Headquarters	2002	2001		2001-2002	2002	2001

Dollar Tree Stores, Chesapeake, Va.	$55	$47		17.0%	2,263	1,975
Publicly held, fiscal year ended Dec. 31. Operates under the names of Dollar Tree, Dollar Express, Dollar Bills, Only One Dollar and Only $One. Mall-based stores range between 1,500 and 2,500 sq. feet of selling space and strip center-based average between 8,000 and 10,000 sq. feet. Acquired Greenbacks, a Salt Lake City-based dollar-store chain on June 29. Opened a new 603,000 sq. foot automated distribution center in Marietta, Okla. in February. Its variety segment, including toys, had 2002 sales of $1.18 billion in 2002, up 17.4 percent from $1.01 billion in 2001. Total 2002 sales were $2.33 billion, up 17.2 percent from $1.99 billion in 2001. For the third quarter ended Nov. 1, sales were $665.2 million, up 19.4 percent from $556.9 million in the third quarter of 2002. Operated 2,511 stores at the end of the third quarter.
Family Dollar, Matthews, N.C.	$105	$90		16.5%	4,753	4,299
Fiscal year ended Aug. 31, 2002. Sales and store counts are for the trailing 12 months ended March 1. Hardlines, including toys, accounted for 76.4 percent of fiscal 2002 sales, up form 74.5 percent in fiscal 2001. For the most recent fiscal year ended Aug. 30, the discount chain opened 475 new stores and closed 64. At the end of August 5,026 stores were operating in 43 states. Total trailing 12 months sales for 2002 were $4.4 billion, up 14.3 percent from $3.9 billion in 2001. Fiscal 2003 sales were $4.8 billion, up 14.1 percent from $4.2 billion in fiscal 2002. The customer count increased 3.9 percent for fiscal 2003 and the average transaction increased 0.5 percent to $8.66.
Hobby Lobby Stores, Oklahoma City	$48	$42		14.3%	308	267
Privately held, fiscal year ended Dec. 31. Stores average between 48,000 and 55,000 sq. feet. Also sells online at www.hobbylobby.com. The family-owned company was founded in 1972 and operates units in 27 Midwestern and Southern states. All stores are closed on Sundays. The hobby retailer stocks more than 60,000 items. Toy products include wooden and plastic cars and accessories, puzzles, kids crafts, dollhouses and accessories, train sets, paint kits and stickers. Total 2002 sales were estimated at $1.16 billion, up 14.6 percent form $1.11 billion in 2001.
Hobby Town USA, Lincoln, Neb.	$108	$94		15.1%	138	130
Franchised hobby and toy retailer. Founded in Lincoln, Neb., in 1980. Has been franchising since 1985. The company motto is “Building Your Dream.” Units average 3,300 sq. feet. Also sells online at www.hobbytown.com. Sells radio-controlled vehicles, activity toys, computer games, electric train sets/accessories, games, puzzles and outdoor toys. Publishes a quarterly magazine, Hobby Outlook Magazine, with information on hobbies and in-store coupons. Also offers an email newsletter to subscribers.
Home Shopping Network, St. Petersburg, Fla.	$31	$32		-3.1%	NS	NS
Fiscal year ended Dec. 31. Owned by InterActive Corp., the company that also owns Ticketmaster, the ticket retailer, Match.com, the online dating service, Citysearch, the online local city guides, and a 64 percent stake in Expedia, the online travel firm. Operates two retail sales programs in the U.S., each 24 hours a day, seven days a week. HSN and America’s Store. Home Shopping Network was available in approximately 78.5 million unduplicated houses at the end of its fiscal year. Toys are also available via its Website, www.hsn.com. Sells video software, video hardware, radio-controlled cars, dolls and plush. Unveiled its more interactive web site in November. Total 2002 sales were $1.61 billion, down 2.9 percent from $1.66 billion in 2001.
Learning Express, Ayer, Mass.	$90	$100	R	-10.0%	120	144
Franchised toy retailer with more than 100 stores in 35 states offering educational and developmental toys for infants and preschoolers. Toys include arts and crafts, spy gear from Wild Planet and construction toys. Among the lines carried are Groovy Girls. Thomas the Tank Engine, Playmobil, Brio, Felt Kids, Hello Kitty, Lamaze and Madeline. Offers online purchasing, promoting it as “your neighborhood toy store, online.” Orders placed through the online store are routed to the appropriate franchise located for fulfillment. Experienced a 300 percent increase in online revenue during 2002.

All Playthings sales information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS=No stores

R=Revised from updated information

All data for calender year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

	Estimated
	Playthings Sales			Total Number
	in Millions $			of Stores
			% Change
Company, Headquarters	2002	2001	2001-2002	2002	2001

QVC, West Chester, Pa.	$125	$120	4.0%	8	7
Part of publicly traded Comcast, fiscal year ended Dec. 31. Comcast completed its sale of its approximate 57 percent stake in QVC in September. QVC is now 98 percent owned by Liberty Media. Sales and store counts are for QVC only. Toys may be purchased via its cable channel, online at www.qvc.com and through its stores and outlet stores. Operates its 2,500-sq. foot flagship store at Minnesota’s Mall of America, its Studio Store in West Chester, Penn., and six outlet stores in Pennsylvania, Delaware, South Carolina and Florida. Is received by approximately 94 percent of all U.S. cable television homes and substantially all satellite television homes in the U.S. Adds approximately 194,000 new customers each month. Has eight distribution centers worldwide. Total 2002 sales were $3.92 billion, up 10.8 percent from $3.54 billion in 2001.
RadioShack, Fort Worth, Texas	$64	$63	1.6%	7,213	7,373
Publicly held, fiscal year ended Dec. 31. The personal electronics/toys/personal audio segment accounted for 12.8 percent of 2002 sales, up from 12.1 percent in 2001. The increase was due primarily to increased sales of micro radio controlled cars and related accessories. Brands sold include Zip Zaps, PlayStation, Game Boy, Xbox and LeapFrog. Discontinued commercial electronics parts, car stereos, security systems, pagers and TVs larger than 27 inches in January. Comp store sales were down 1 percent in 2002. Total 2002 sales were $4.58 billion, down 4.2 percent from $4.78 billion in 2001. For the third quarter ended Sept. 30, sales were $1,064 million, up 2 percent from $1,047 million in the third quarter of 2002. Comp store sales were up 3 percent for the third quarter.
Vermont Teddy Bear, Shelburne, Vt.	$38	$38	0.0%	2	1
Publicly held, fiscal year ended June 30, 2002. Sales and store count are for the trailing 12 months ended Dec. 31. Estimates do not include sales from the PajamaGram Service and the TastyGram Service. The company manufacturers and sells handcrafted teddy bears through its two stores, catalogs and website. Approximately 55 percent of its orders are received via its web site. VermontTeddyBear.com. Opened its second retail store in Waterbury, Vt. in June 2002. Valentine’s Day accounted for 29 percent of fiscal 2003 orders, followed by Mother’s Day at 16 percent. Purchased the net assets of fresh-flowers cataloger Calyx & Corolla in September. Total 2002 trailing 12 month sales were $40 million, up 5.3 percent from $38 million in 2001.

All Playthings sales information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS=No stores

R=Revised from updates information

All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

Addresses for the Contenders

Army & Air Force Exchange Service 3911 S. Walton Walker Blvd. Dallas, TX 75236-1598 Phone: (214) 312-3861 Fax: (214) 312-6606 www.aafes.com	Hobby Town USA 6301 S 58th St. Lincoln, NE 68516 Phone: (402) 434-5055 Fax: (402) 434-5055 www.hobbytown.com
Babies “R” Us 461 From Road Paramus, NJ 07652 Phone: (201) 262-7800 Fax: (973) 617-4007 www.babiesrus.com	Home Shopping Network 1 HSN Drive St. Petersburg, Fl 33729 Phone: (727) 872-5910 Fax: (727) 782-7070 www.hsn.com
BJ’s Wholesale 1 Mercer Road Natick, MA 01760 Phone: (508) 651-6214 Fax: (508) 651-6623 www.bjswholesale.com	Learning Express 20 Buena Vista St. Ayer, MA 1432 Phone: (978) 889-1000 Fax: (978) 889-1010 www.learningexpress.com
Discovery Toys 6400 Brisa St. Livermore, CA 94550 Phone: (925) 606-2600 Fax: (925) 294-8143 www.discoverytoysinc.com	QVC 1200 Wilson Drive, Studio Park West Chester, PA 19380 Phone: (484) 701-1000 Fax: (484) 701-8170 www.qvc.com
Disney Stores 101 N Brand Blvd., Suite 1000 Glendale, CA 91203 Phone: (818) 265-3435 Fax: (818) 567-5330 www.disney.com	RadioShack 100 Throckmorton, Suite 1800 Forth Worth, TX 76102 Phone: (817) 415-3011 Fax: (817) 415-6508 www.radioshack.com
Dollar Tree Stores PO Box 2500 Chesapeake, VA 23501-2500 Phone: (757) 321-5000 Fax: (757) 321-5111 www.dollartreestoresinc.com	Vermont Teddy Bear 6655 Shelburne Rd Shelburne, VT 05482 Phone: (802) 985-3001 Fax: (802) 985-1382 www.vtbear.com
Family Dollar 10401 Old Monroe Road Matthews, NC 28105 Phone: (704) 847-6961 Fax: (704) 847-0189 www.familydollar.com
Hobby Lobby Stores 7707 SW 44th St. Oklahoma City, OK 73179 Phone: (405) 745-1100 Fax: (405) 745-1547 www.hobbylobby.com

Behind the Numbers

Playthings’ exclusive survey of the Top 25 Playthings Giants ranks the Top 25 U.S. retailers by their estimated 2002 playthings sales. Retailers were considered for the ranking if they carry more than one toy category.

Playthings decided to rank only the Top 25 retailers, rather than the Top 50, for the first time since the ranking began in 1999. This is a direct result of the change in the toy retail atmosphere as the major players have been consolidating and filing for bankruptcy, as well as the overall downturn in the U.S. economy.

Retailers are ranked by their estimated 2002 sales of traditional toys, including electronic interactive toys and video and computer games. In some cases, sales figures may include a portion of sales for some sporting equipment (for example scooters, skateboards, baseball bats, basketballs) or bicycles and related equipment, due to how those retailers organize their departments.

Data is based on fiscal years ended Dec. 30, 2002, unless otherwise noted. All sales figures, except those of publicly held companies which break out toy sales as a separate line of business, are Playthings market research estimates.

Estimates were derived from a variety of sources, including the companies themselves, public company filings with the Securities and Exchange Commission, discussions with industry analysts and suppliers, as well as published and unpublished reports, including newspaper articles in various retailing areas.

In cases where companies have identical estimated plaything sales, the one with the fastest sales growth is ranked first.

Director of Market Research Kay Anderson, Research Specialists Dana French and Judi Fulbright, and Database Coordinator Cynthia Myers compiled the data for this report.

Playthings Giants by Distribution Channel

		Estimated Playthings Sales			Number of		Total Sales
		in Millions			Stores		in Millions

Rank	Company	2002	2001	Change	2002	2001	2002	2001

Department stores
14	JCPenney	$270	$325	-17%	1,049	1,075	$17,704	$18,157
17	Sears	$215	$225	-4%	872	867	$23,028	$24,314
Discount department stores
1	Wal-Mart	$8,500	$8,300	2%	2,826	2,744	$157,121	$139,131
3	Target	$2,250	$1,995	13%	1,147	1,053	$36,917	$32,588
5	Kmart	$1,700	$1,999	-15%	1,829	2,114	$30,762	$36,151
12	Meijer	$340	$330	3%	156	152	$10,600	$11,900
15	Big Lots	$250	$227	10%	1,380	1,335	$3,869	$3,433
18	ShopKo	$190	$205	-7%	364	366	$3,240	$3,374
23	Fred Meyer	$155	$150	3%	133	132	$4,740	$4,632
Direct-to-consumer
13	Toysrus.com	$319	$257	24%	NS	NS	$340	$277
11	Pleasant Company	$350	$341	3%	1	1	$3,445	$3,414
Entertainment electronics specialists
6	GameStop	$1,353	$1,212	21%	1,231	1,038	$1,353	$1,121
7	Electronics Boutique	$1,061	$911	16%	855	729	$1,061	$911
8	Best Buy	$845	$750	13%	548	481	$19,303	$17,115
10	Circuit City	$396	$350	13%	626	624	$9,954	$9,518
21	Musicland	$155	$113	37%	1,195	1,321	$1,727	$1,886
Other
16	Costco	$230	$210	10%	304	284	$39,419	$35,984
19	Sam’s Club	$185	180	3%	525	500	$31,702	$29,395
22	Walgreen	$155	$140	11%	3,998	3,678	$30,564	$26,628
24	Michaels Stores	$144	$130	11%	755	695	$2,856	$2,531
25	Hallmark Gold Crown	$130	$140	-7%	4,300	4,500	$4,200	$4,000
Toy specialists
2	Toys “R” Us	$6,615	$6,747	-2%	718	743	$6,743	$6,877
4	KB Toys	$2,060	$2,030	1%	1,325	1,300	$2,060	$2,030
9	FAO	$410	$432	-5%	243	256	$460,415	$247,365
20	Build-A-Bear Workshop	$170	$150	13%	130	70	$170	$150

All Playthings sales information, except for publicly held companies that break out line-of-business sales for toys, are Playthings market research estimates.

NS=No stores

R=Revised from updated information

All data for calendar year ended Dec. 31, 2002, fiscal year end or trailing 12 months closest to date.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Exhibit B

BUILD-A-BEAR WORKSHOP, INC. AND SUBSIDIARIES

Consolidated Statements of Stockholders’ Equity

	Members’ equity			Stockholders’ equity
				Nonredeemable preferred stock
								Additional
	Class A	Class B	Class C				Common	paid-in	Retained
	units	units	units	Class A	Class B	Class C	stock	capital	earnings	Total
Balance, January 1, 2000	$—	6,098,617	3,467,580	—	—	—	—	500,000	—	10,066,197
Issuance of Class A units	77,390	—	—	—	—	—	—	—	—	77,390
Stock-based compensation	—	—	—	—	—	—	—	300,000	—	300,000
Net loss from January 2, 2000, through April 2, 2000	(77,390)	(724,345)	(450,001)	—	—	—	—	—	—	(1,251,736)
Conversion from LLC to C Corporation on April 3, 2000	—	(5,374,272)	(3,017,579)	24,450	20,394	49,981	2,175	8,294,851	—	—
Record interest on note receivable	—	—	—	—	—	—	—	—	—	—
Record cumulative dividends and accretion of redeemable preferred stock	—	—	—	—	—	—	—	—	(343,454)	(343,454)
Net income from April 3, 2000, through December 30, 2000	—	—	—	—	—	—	—	—	1,699,127	1,699,127

Balance, December 30, 2000	$—	—	—	24,450	20,394	49,981	2,175	9,094,851	1,355,673	10,547,524

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Exhibit C

Stock Option Grants

     The following table summarizes all stock options granted by the Company from the beginning of fiscal 2003 through September 14, 2004.

	Number		Deemed	2003	2004
	of	Exercise	Fair	Deferred	Deferred
Date of Grant/Optionee	Options	Price	Value	Compensation	Compensation
April 24, 2003
Maxine Clark	36,234	9.10	9.10
Brian Vent	30,000	9.10	9.10
Tina Klocke	25,000	9.10	9.10
Jack Burtelow	20,000	9.10	9.10
Teresa Kroll	20,000	9.10	9.10
Harold Brooks	20,000	9.10	9.10
Scott Seay	20,000	9.10	9.10
Ken Hicks	7,500	9.10	9.10		68,250.00 (1)

Officers and Directors- total	178,734
Other employees	92,750	9.10	9.10

Total Options Granted	271,484
March 16, 2004
Maxine Clark	36,234	8.78	8.78
Tina Klocke	25,000	8.78	8.78
Jack Burtelow	20,000	8.78	8.78
Teresa Kroll	20,000	8.78	8.78
Harold Brooks	2,500	8.78	8.78
Scott Seay	20,000	8.78	8.78

Officers and Directors- total	123,734
Other employees	78,500	8.78	8.78

Total Options Granted	202,234
April 26, 2004
Barry Erdos	100,000	8.78	8.78

Note: There were no stock options granted other than to employees and directors in 2003 and 2004 to-date.

(1) The Company accelerated vesting of these options and allowed the directors to exercise the options in a cashless transaction.

Securities and Exchange Commission September 20, 2004	CONFIDENTIAL TREATMENT REQUESTED BY BUILD-A-BEAR WORKSHOP, INC.

Exhibit D

[Confidential treatment requested for this exhibit including the schedules hereto.]